UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Consent Solicitation Statement Pursuant to Section 14(a) of The

Securities Exchange Act of 1934

Filed by the Registrant ☑    Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

POWERSHARES DB MULTI-SECTOR COMMODITY TRUST

(Name of Registrant as Specified in Its Charter)

POWERSHARES DB BASE METALS FUND

(Name of Co-Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

POWERSHARES DB BASE METALS FUND

DB Commodity Services LLC

60 Wall Street

New York, New York 10005

Telephone: (212) 250-2500

Invesco PowerShares Capital Management LLC

3500 Lacey Road, Suite 700

Downers Grove, Illinois 60515

Telephone: (630) 933-9600

NOTICE OF CONSENT SOLICITATION

Dear holders, or Shareholders, of PowerShares DB Base Metals Fund common units of beneficial interest, or the Shares:

This Notice of Consent Solicitation and the accompanying Consent Solicitation Statement and voting instruction form, or Written Consent, are furnished to you by DB Commodity Services LLC, which we refer to as DBCS or the Managing Owner, and Invesco PowerShares Capital Management LLC, or Invesco, in connection with a solicitation of written consents from the Shareholders to take action without a meeting. DBCS and Invesco are together sometimes referred to as we or us or our.

You are being asked to consider and consent to the following proposals:

•

to approve the substitution of Invesco for DBCS as managing owner of PowerShares DB Multi-Sector Commodity Trust, or the Trust, and PowerShares DB Base Metals Fund, which we refer to as the Fund, pursuant to the Trust’s Fourth Amended and Restated Declaration of Trust and Trust Agreement, or the Trust Agreement, and the transfer of DBCS’s General Units (as defined in the Trust Agreement) to Invesco pursuant to an Asset Purchase Agreement described in the enclosed Consent Solicitation Statement, which proposal we refer to as the Managing Owner Substitution Proposal; and

•	to approve and adopt the amendment and restatement of the Trust Agreement as described in the enclosed Consent Solicitation Statement and set forth in Annex A, or the Trust Amendment Proposal.

After careful consideration, the Managing Owner has approved and adopted the Asset Purchase Agreement (described in the enclosed Consent Solicitation Statement) and recommends that the Shareholders consent to the adoption and approval of the Managing Owner Substitution Proposal and the Trust Amendment Proposal, which we

-i-

refer to, collectively, as the Proposals, presented to the Shareholders in the accompanying Consent Solicitation Statement. When you consider the recommendation of the Managing Owner in favor of approval of the Proposals, you should keep in mind that the Managing Owner has interests in the Managing Owner Substitution Proposal that are different from or in addition to (and which may conflict with) your interests as a Shareholder. See the section entitled “Summary of the Consent Solicitation Statement — Recommendation to the Shareholders.”

The solicitation is being made on the terms and subject to the conditions set forth in the accompanying Consent Solicitation Statement and Written Consent. As qualified in the manner described in the immediately following paragraph, to be counted, your properly completed Written Consent must be received before 5:00 p.m. New York Time, on February 19, 2015, subject to an extension of the time of termination by the Managing Owner or Invesco.

Because Section 11.3 of the Trust Agreement provides that Shareholders are deemed to have consented unless they timely object to proposals recommended by the Managing Owner, your consent will be deemed conclusively to have been granted unless you express written objection to the Proposals in the manner required by Section 15.4 of the Trust Agreement and your written objection is actually received by the Fund before 5:00 p.m. New York Time, on February 19, 2015. This means that if you are in favor of the Proposals, not responding will have the same effect as responding with your affirmative written consent.

-ii-

We thank you for your support and look forward to the successful adoption of the Proposals.

Sincerely,

January 23, 2015

DB COMMODITY SERVICES LLC

/s/ Alex N. Depetris
Alex N. Depetris
Chief Operating Officer and Director

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

/s/ Andrew Schlossberg
Andrew Schlossberg
Managing Director

The Consent Solicitation Statement is dated January 23, 2015, and is first being mailed to Shareholders on or about January 30, 2015.

Only holders of record of the Shares at the close of business on January 8, 2015 are entitled to receive this Notice of Consent Solicitation and to consent to the Proposals.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATORY AGENCY OR THE COMMODITY FUTURES TRADING COMMISSION HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THE CONSENT SOLICITATION STATEMENT, PASSED UPON THE MERITS OR FAIRNESS OF THE MANAGING OWNER SUBSTITUTION PROPOSAL OR THE TRUST AMENDMENT PROPOSAL, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THE CONSENT SOLICITATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

-iii-

POWERSHARES DB BASE METALS FUND

DB Commodity Services LLC

60 Wall Street

New York, New York 10005

Telephone: (212) 250-2500

Invesco PowerShares Capital Management LLC

3500 Lacey Road, Suite 700

Downers Grove, Illinois 60515

Telephone: (630) 933-9600

CONSENT SOLICITATION STATEMENT

General

This Consent Solicitation Statement is furnished to you by DB Commodity Services LLC, which we refer to as DBCS or the Managing Owner, and Invesco PowerShares Capital Management LLC, or Invesco, in connection with the solicitation of written consents from the holders, or Shareholders, of common units of beneficial interest, or the Shares, in PowerShares DB Base Metals Fund, which we refer to as the Fund, to take action without a meeting, or the Consent Solicitation. The Fund is a series of PowerShares DB Multi-Sector Commodity Trust, a Delaware statutory trust organized in seven series, which we refer to as the Trust. DBCS and Invesco are together sometimes referred to as we or us or our.

You are being asked to consider and consent to the following proposals:

•

to approve the substitution of Invesco for DBCS as managing owner of the Trust and the Fund pursuant to the Trust’s Fourth Amended and Restated Declaration of Trust and Trust Agreement, or the Trust Agreement, and the transfer of DBCS’s General Units (as defined in the Trust Agreement) to Invesco pursuant to an Asset Purchase Agreement described in this Consent Solicitation Statement, or the Asset Purchase Agreement, which proposal we refer to as the Managing Owner Substitution Proposal; and

•	to approve and adopt the amendment and restatement of the Trust Agreement as described in this Consent Solicitation Statement and set forth in Annex A, or the Trust Amendment Proposal.

The Managing Owner Substitution Proposal and the Trust Amendment Proposal are sometimes referred to, collectively, as the Proposals.

The Managing Owner has adopted the Proposals and recommends that Shareholders consent to the Proposals.  The Managing Owner has decided to seek written consent rather than calling a meeting of Shareholders, in order to eliminate the costs and management time

(i)

involved in holding a meeting. Pursuant to Section 3806(f) of the Delaware Statutory Trust Act, or the Act, unless otherwise provided in a statutory trust’s governing instrument, on any matter that is to be voted on by the Shareholders, the Shareholders may take such action without a meeting, without a prior notice and without a vote if consented to, in writing, or by electronic transmission by Shareholders having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all Shares in the Fund entitled to vote thereon were present and voted. Written consents are being solicited from all of the Shareholders pursuant to Section 3806(f) of the Act and Section 11.3 of the Trust Agreement.

The close of business on January 8, 2015 has been established as the record date, or the Record Date, for determining Shareholders who are entitled to submit a voting instruction form, or the Written Consent. Shareholders holding a majority of the outstanding Shares (excluding Shares held by the Managing Owner and its affiliates) as of the close of business on the Record Date must consent to the Proposals for the Proposals to be approved by the Shareholders. As of the Record Date, the Fund had 13,200,040 Shares outstanding held by approximately two registered holders of record and approximately 9,081 beneficial holders. Consent materials, which include this Consent Solicitation Statement and a Written Consent, are being mailed to all Shareholders on or about January 30, 2015.

Any beneficial owner of the Fund who is not a record holder must arrange with the person who is the record holder or such record holder’s assignee or nominee to: (i) execute and deliver a Written Consent on behalf of the beneficial owner; or (ii) deliver a proxy so that the beneficial owner can execute and deliver a Written Consent on its own behalf.

Subject to the qualification described in the bolded paragraph below, Shareholders who wish to consent or object must deliver their properly completed and executed Written Consents to Broadridge Mutual Funds Solutions, or the Tabulation Agent, in accordance with the instructions in the Written Consents. The Fund reserves the right (but is not obligated) to accept any Written Consent received by any other reasonable means or in any form that reasonably evidences the giving of consent to the approval of the Proposals.

Because Section 11.3 of the Trust Agreement provides that Shareholders are deemed to have consented unless they timely object to proposals recommended by the Managing Owner, your consent will be deemed conclusively to have been granted unless you express written objection to the Proposals in the manner required by Section 15.4 of the Trust Agreement and your written objection is actually received by the Fund before the Expiration Date (as defined below). This means that if

(ii)

you are in favor of the Proposals, not responding will have the same effect as responding with your affirmative written consent.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATORY AGENCY OR THE COMMODITY FUTURES TRADING COMMISSION HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THIS CONSENT SOLICITATION STATEMENT, PASSED UPON THE MERITS OR FAIRNESS OF THE MANAGING OWNER SUBSTITUTION PROPOSAL OR THE TRUST AMENDMENT PROPOSAL, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS CONSENT SOLICITATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Requests for copies of this Consent Solicitation Statement should be directed to Computershare Fund Services, Inc., or the Information Agent, at 866-774-4940. This Consent Solicitation Statement is also available on the Fund’s website at: https://etfus.deutscheawm.com.

DBCS and Invesco expressly reserve the right, in their sole joint discretion and regardless of whether any of the conditions of the Consent Solicitation have been satisfied, subject to applicable law, at any time prior to 5:00 p.m. New York Time, on February 19, 2015, or the Expiration Date, to (i) terminate the Consent Solicitation for any reason, including if the consent of Shareholders holding a majority of the Fund’s outstanding Shares has been received, (ii) waive any of the conditions to the Consent Solicitation, or (iii) amend the terms of the Consent Solicitation.

The final results of the Consent Solicitation will be published in a Current Report on Form 8-K, or the Form 8-K, by the Fund. This Consent Solicitation Statement and the Form 8-K will constitute notice of taking of action without a meeting by less than unanimous written consent as permitted by applicable law and Section 11.3 of the Trust Agreement.

All questions as to the form of all documents and the validity and eligibility (including time of receipt) and acceptance of Written Consents and changes of Written Consents will be determined by the Managing Owner, in its sole discretion, which determination will be final and binding.

Changes of Written Consents

Written Consents may be changed by sending a later-dated, signed Written Consent to the Tabulation Agent, in accordance with the instructions in the Written Consent, so that it is received before the Expiration Date. No Written Consents may be changed after the Expiration Date.

(iii)

Solicitation of Consents

DBCS and Invesco are sending you this Consent Solicitation Statement in connection with their solicitation of Shareholder consent to approve the Proposals. DB U.S. Financial Markets Holding Corporation, a Delaware corporation and affiliate of the Managing Owner, or DBUSH, or an affiliate of DBUSH, and Invesco will pay for the costs of solicitation. DBUSH or an affiliate and Invesco will pay the reasonable expenses of brokers, nominees and similar record holders in mailing consent materials to beneficial owners of the Shares.

No Appraisal Rights

Under applicable Delaware law, the non-consenting Shareholders are not entitled to appraisal rights with respect to the Proposals, and the Fund will not independently provide the Shareholders with any such right.

Householding Matters

Shareholders sharing an address will each receive a copy of the Consent Solicitation Statement. However, only one Consent Solicitation Statement is being delivered to multiple Shareholders sharing an address, if such Shareholders have given their consent. Shareholders sharing an address can request delivery of a single copy of any consent solicitation statements in the future by contacting the financial institution through which the Shareholder holds the Shares.

The Fund will deliver promptly upon written or oral request a separate copy of the Consent Solicitation Statement to a Shareholder at a shared address to which a single copy of the documents was delivered. A Shareholder can notify the Fund that the Shareholder wishes to receive a separate copy of a Consent Solicitation Statement by contacting the Information Agent at 866-774-4940.

If the Shareholder wishes to receive a separate consent solicitation statement in the future, the Shareholder can notify the Fund by contacting the financial institution through which the Shareholder holds the Shares.

As of the Record Date, the closing price of the Shares was $15.70 per Share and the Fund’s total market capitalization was approximately $207,240,628.

(iv)

(v)

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS FOR

SHAREHOLDERS

The following questions and answers briefly address some commonly asked questions about the Proposals in connection with which your consent is being solicited. The following questions and answers do not include all the information that is important to the Shareholders. We urge Shareholders to read carefully this entire Consent Solicitation Statement, including the Annexes and the other documents referred to in this Consent Solicitation Statement.

Q:	Why am I receiving this Consent Solicitation Statement?

A:	You are being asked to consider and consent to the Proposals.

Q:	What proposals are the subject of this Consent Solicitation?

A:	You are being asked to consent to the following Proposals:

•

To approve the substitution of Invesco for DBCS as managing owner of the Trust and the Fund pursuant to the Trust Agreement, which substitution we refer to as the Managing Owner Substitution, and the transfer of DBCS’s General Units (as defined in the Trust Agreement) to Invesco pursuant to the Asset Purchase Agreement; and

•	To approve and adopt the amendment and restatement of the Trust Agreement as described in this Consent Solicitation Statement and set forth in Annex A.

Q:	Are the Proposals conditioned on one another?

A:	Yes. The transactions contemplated by the Asset Purchase Agreement, pursuant to which Invesco and the Managing Owner have agreed, among other things, to substitute Invesco for DBCS as the Managing Owner with respect to the Trust, the Fund and certain other funds, will be consummated only if both the Managing Owner Substitution Proposal AND the Trust Amendment Proposal are approved by the consent of the Shareholders.

Q:	Are the Proposals conditioned on any other consent solicitation?

A:

Yes. Concurrently with this Consent Solicitation, equivalent proposals are being submitted to the shareholders of each of PowerShares DB Agriculture Fund, PowerShares DB Commodity Index Tracking Fund, PowerShares DB Energy Fund, PowerShares

1

DB G10 Currency Harvest Fund, PowerShares DB Gold Fund, PowerShares DB Oil Fund, PowerShares DB Precious Metals Fund, PowerShares DB Silver Fund, PowerShares DB US Dollar Index Bearish Fund and PowerShares DB US Dollar Index Bullish Fund, or, collectively, the Other Funds. The closing of the transactions contemplated by the Asset Purchase Agreement and the implementation of the Proposals is conditioned upon the approval of these equivalent proposals by shareholders of each of the Other Funds, as well as the approval of the Proposals by the Shareholders.

Q:	Why is the Fund providing Shareholders with the opportunity to consent or object to the Proposals?

A:	Under the current Trust Agreement, the substitution of a new managing owner for DBCS requires the approval of a majority of the Shareholders. The Trust Amendment Proposal also requires the consent of the Shareholders, as the proposed amendments may be viewed as being adverse to the interests of the Shareholders.

Q:	What will happen in the Managing Owner Substitution?

A:	At the closing of the Managing Owner Substitution, Invesco will acquire all the issued and outstanding General Units (as defined in the Trust Agreement) of the Fund, and will become the Trust’s and the Fund’s managing owner, with full power and responsibility for management of the Trust and the Fund.

Q:	What effect will the Proposals have on the Fund’s investment objective or fees borne by Shareholders?

A:	None. The Fund’s investment objective and any fees borne by Shareholders will not be affected by the Proposals and will continue to be as described in the Fund’s Prospectus.

Q:	Why is DBCS ceasing to manage products in the U.S. commodities ETF space?

A:

After consideration of the exchange-traded fund, or ETF, market generally and its goals specifically, DBCS made the determination that it would be in DBCS’ best interest to cease managing products in the U.S. commodities ETF space. After consideration of the ETF market generally and its goals specifically, Invesco made the determination that it wanted to expand its presence in the U.S. commodities ETF space by becoming the new managing owner of the Fund. Invesco also intends to launch other commodities-based ETF products in the U.S. in order to respond to developments in

2

the market and investor preferences. The change of managing owner will be effected at the closing of the transaction by DBCS selling and transferring to Invesco the General Units of the Fund owned by DBCS, and the substitution of Invesco for DBCS as managing owner of the Trust, effective at the closing.

Q:	What conditions must be satisfied to complete the Managing Owner Substitution?

A:	The Asset Purchase Agreement contains customary representations, warranties and covenants, as well as a requirement that Invesco achieve operational readiness as of the closing, and other covenants relevant to the transaction among the parties to the Asset Purchase Agreement. In addition, there are a number of closing conditions in the Asset Purchase Agreement, including that the Shareholders and the shareholders of each of the Other Funds have approved and adopted the Managing Owner Substitution Proposal and the Trust Amendment Proposal or equivalent proposals, as applicable. The completion of the Managing Owner Substitution is also conditioned upon:

•	the receipt of certain governmental consents and approvals;

•

the execution and delivery of a License Agreement with Invesco, pursuant to which Invesco will receive the right to use certain indexes and trademarks and other intellectual property regarding the Fund and the Other Funds;

•	the execution and delivery of a Services Agreement with Invesco, pursuant to which Invesco will be provided certain marketing and index calculation services regarding the Fund and the Other Funds; and

•	other customary conditions.

Q:	Why is the Managing Owner proposing the Trust Amendment Proposal?

A:	The Trust Amendment Proposal that we are asking the Shareholders to approve in connection with the Managing Owner Substitution reflects currently prevailing industry terms. Invesco is not willing to become managing owner of the Trust, the Fund and the Other Funds unless the Trust Amendment Proposal and equivalent proposals for the Other Funds are approved. The Trust Amendment Proposal requires the consent of the Shareholders, as the proposed amendments may be viewed as being adverse to the interests of the Shareholders. See the section entitled “The Trust Amendment Proposal.”

3

Q:	What happens if I sell my Shares in the Fund before the action by written consent?

A:	Only holders of record of the Shares at the close of business on January 8, 2015 are entitled to consent or object to the Proposals. Therefore, if you sell your Shares after the Record Date, you will still be entitled to consent or object to the Proposals.

Q:	What consent is required to approve the Proposals?

A:	The approval of the Managing Owner Substitution Proposal and the Trust Amendment Proposal each require the consent of the holders of a majority of the Shares (excluding Shares held by the Managing Owner and its affiliates). However, unless you express written objection to the Proposals in the manner required by Section 15.4 of the Trust Agreement and your written objection is actually received by the Fund before the Expiration Date, your consent will be deemed conclusively to have been granted to the Proposals. Implementation of the Proposals also is conditioned upon the approval of equivalent proposals by shareholders of the Other Funds.

Q:	How many consents do I have in connection with this action by written consent?

A:	The Shareholders are entitled to one consent in connection with this action by written consent for each Share of the Fund held of record as of January 8, 2015, or the Record Date, for such action. As of the close of business on the Record Date, there were 13,200,040 outstanding Shares.

Q:	What constitutes a quorum in connection with this action by written consent?

A:	There is no quorum requirement in connection with this action by written consent.

Q:	Do I have appraisal rights if I object to the proposed Managing Owner Substitution?

A:	No. There are no appraisal rights available to Shareholders in connection with the Managing Owner Substitution Proposal or the Trust Amendment Proposal.

4

Q:	What happens if the Managing Owner Substitution Proposal and the Trust Amendment Proposal are not adopted?

A:	If the Proposals are not adopted, the Managing Owner will continue to manage the Trust and the Fund as before, but may consider finding another person to take over as managing owner of the Trust and the Fund or dissolving the Trust and the Fund. No decision in this regard has been made.

Q:	When is the Managing Owner Substitution expected to be completed?

A:	The Managing Owner Substitution is expected to be completed on or about February 20, 2015.

Q:	What do I need to do now?

A:	You are urged to read carefully and consider the information contained in this Consent Solicitation Statement, including the Annexes and other documents referred to in this Consent Solicitation Statement. You should consider how the Managing Owner Substitution Proposal and the Trust Amendment Proposal will affect you as a Shareholder. You should then deliver your Written Consent as soon as possible as provided by the instructions in the enclosed Written Consent. If you hold your Shares through a brokerage firm, bank or other nominee, please review the instruction form provided by the broker, bank or nominee.

Q:	How do I deliver my Written Consent?

A:	To affirmatively register your approval or objection to the Proposals, you must deliver your properly completed and executed Written Consent to the Tabulation Agent, as provided by the instructions in the Written Consent.

Q:	What will happen if I do nothing?

A:	Unless you express written objection to the Proposals in the manner required by Section 15.4 of the Trust Agreement and your written objection is actually received by the Fund before the Expiration Date, your consent will be deemed conclusively to have been granted to the Proposals.

Q:	If my Shares are held in “street name,” will my broker, bank or nominee automatically deliver my Written Consent for me?

A:	No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot consent or object

5

in respect of your Shares on non-discretionary matters unless you provide instructions on how to complete the Written Consent in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe the Proposals will be considered non-discretionary. Therefore, your broker, bank, or nominee cannot consent or object in respect of your Shares without your instruction. If you do not provide instructions to your broker, bank, or nominee, your broker, bank, or nominee may deliver a Written Consent expressly indicating that it is NOT consenting or objecting in respect of your Shares. This is referred to as a “broker non-vote.” Any broker non-vote will be interpreted as a consent and as an authorization to pursue the Proposals. Your bank, broker, or other nominee can consent or object in respect of your Shares only if you provide instructions on how to complete the Written Consent. You should instruct your broker, bank or nominee to complete the Written Consent in accordance with directions you provide.

Q:	May I change my Written Consent after I have mailed my signed Written Consent?

A:	Yes. You may change your Written Consent by sending a later-dated, signed Written Consent to the Tabulation Agent at 1155 Long Island Avenue, Edgewood New York 11717, so that it is received before the Expiration Date.

Q:	What should I do if I receive more than one set of consent materials?

A:	You may receive more than one set of consent materials, including multiple copies of this Consent Solicitation Statement and multiple Written Consents. For example, if you hold your Shares in more than one brokerage account, you will receive a separate Written Consent for each brokerage account in which you hold Shares. Please complete, sign, date and return each Written Consent and instruction card that you receive in order to deliver your Written Consent with respect to all of your Shares.

Q:	Who can help answer my questions?

A:	If you have questions about the Proposals or you need additional copies of the Consent Solicitation Statement or the enclosed Written Consent, you should contact the Information Agent at 866-774-4940.

To obtain timely delivery, Shareholders must request the materials no later than ten business days prior to the date by which Written

6

Consents must be returned. This Consent Solicitation Statement is also available on the Fund’s website at: https://etfus.deutscheawm.com.

You may also obtain additional information about the Fund from documents filed with the Securities and Exchange Commission, or the SEC, by following the instructions in the section entitled “Where You Can Find More Information.”

7

SUMMARY OF THE CONSENT SOLICITATION STATEMENT

This summary highlights selected information from this Consent Solicitation Statement and does not contain all of the information that is important to you. To better understand the Proposals for which consent is being solicited, you should read this entire Consent Solicitation Statement carefully, including the Annexes and other documents referred to in this Consent Solicitation Statement. See also the section entitled “Where You Can Find More Information.”

The Proposals

You are being asked to consider and consent to proposals:

•

to approve the substitution of Invesco for DBCS as managing owner of the Fund pursuant to the Trust Agreement and the transfer of DBCS’s General Units (as defined in the Trust Agreement) to Invesco pursuant to the Asset Purchase Agreement; and

•	to approve and adopt the amendment and restatement of the Trust Agreement as described in this Consent Solicitation Statement and set forth in Annex A.

Concurrently with this Consent Solicitation, equivalent proposals are being submitted to the shareholders of each of the Other Funds. The closing of the transactions contemplated by the Asset Purchase Agreement and the implementation of the Proposals is conditioned upon the approval of these equivalent proposals by the shareholders of each of the Other Funds, as well as the approval of the Proposals by the Shareholders. Invesco is not willing to be substituted for DBCS as managing owner of the Trust and the Fund unless the Trust Amendment Proposal is approved.

Required Consents for Proposals

The approval of the Managing Owner Substitution Proposal and the Trust Amendment Proposal each require the consent of the holders of a majority of the Shares (excluding Shares held by the Managing Owner and its affiliates). Because Section 11.3 of the Trust Agreement provides that Shareholders are deemed to have consented unless they timely object to proposals recommended by the Managing Owner, your consent will be deemed conclusively to have been granted unless you express written objection to the Proposals in the manner required by Section 15.4 of the Trust Agreement and your written objection is actually received by the Fund before the Expiration Date. This means that if you are in favor of the Proposals, not responding will have the same effect as responding with your affirmative written consent.

8

Each of the Managing Owner Substitution Proposal and the Trust Amendment Proposal is conditioned on the approval of the other. Implementation of the Proposals also is conditioned upon the approval of equivalent proposals by shareholders of the Other Funds.

Recommendation to the Shareholders

The Managing Owner believes that, together, the Managing Owner Substitution Proposal and the Trust Amendment Proposal for which consents are being solicited are in the best interests of the Fund and the Shareholders and recommends that the Shareholders consent to each of these Proposals.

When you consider the recommendation of the Managing Owner in favor of approval of these Proposals, you should keep in mind that the Managing Owner has interests in the Managing Owner Substitution that are different from, or in addition to (and which may conflict with), your interests as a Shareholder. These interests include, among other things:

Affiliates of the Managing Owner expect to earn licensing fees and servicing fees after the Managing Owner Substitution in respect of the Fund and certain other investment funds sponsored by Invesco. These licensing and servicing arrangements may, in the aggregate, be more profitable for DBCS than if DBCS were to continue to be Managing Owner of the Trust and the Fund.

9

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

We make forward-looking statements in this Consent Solicitation Statement. These forward-looking statements relate to expectations for future financial performance, business strategies and the business of the Fund, and the timing of, and ability of DBCS and Invesco to complete, the Managing Owner Substitution. Specifically, forward-looking statements may include statements relating to:

•	the benefits of the Proposals;

•	the future financial performance of the Fund following the Managing Owner Substitution; and

•	other statements preceded by, followed by or that include the words “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target” or similar expressions.

These forward-looking statements are based on information available as of the date of this Consent Solicitation Statement and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

You should not place undue reliance on these forward-looking statements in deciding how to grant your consent on the Proposals set forth in this Consent Solicitation Statement. As a result of a number of known and unknown risks and uncertainties, the actual results or performance of the Fund may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

•	There can be no assurance that Invesco will be able to cause the net asset value per Share to closely track the changes in the Fund’s benchmark index over time.

•

Although Invesco manages a number of exchange-traded funds that use financial futures as part of their investment strategy, Invesco has only a short history of operating an exchange-traded fund that invests in a broad range of commodity futures contracts related to a futures index. The past performance of these funds is no indication of its ability to manage exchange-traded investment vehicles that track a commodities index such as the Fund.

10

•

None of the investment professionals currently responsible for managing the Trust and the Fund are expected to be employed by Invesco, and an entirely new team of investment professionals is expected to be responsible for managing the Trust and the Fund. If the experience of Invesco and its principals is not adequate or suitable to manage investment vehicles such as the Trust and the Fund, the operations of the Trust and the Fund may be adversely affected.

•

Invesco expects to launch new futures-based exchange-traded funds in the future. Invesco’s devotion of time and effort to other existing exchange-traded funds or to newly formed exchange-traded funds may be detrimental to the Trust and the Fund.

11

WRITTEN CONSENT IN LIEU OF MEETING OF SHAREHOLDERS

General

DBCS and Invesco are furnishing this Consent Solicitation Statement to Shareholders as part of the solicitation of consents for use in connection with the proposed actions by written consent of Shareholders without a meeting. This Consent Solicitation Statement is first being mailed to the Shareholders on or about January 30, 2015. This Consent Solicitation Statement provides you with information you need to know to be able to consent (or object) or to instruct your consent to be given (or objection to be made) to the proposed actions.

Expiration Date

To be eligible to be counted, Written Consents must be received by the Tabulation Agent at any time prior to 5:00 p.m. New York Time, on February 19, 2015.

Method and Cost of Solicitation

Consent materials, which include this Consent Solicitation Statement and the enclosed Written Consent, are being mailed to all Shareholders on or about January 30, 2015.

The Managing Owner and Invesco are sending you this Consent Solicitation Statement in connection with its solicitation of Shareholder consent to approve the Proposals. DBUSH (or an affiliate) and Invesco will pay for the costs of solicitation. DBUSH (or an affiliate) and Invesco will pay the reasonable expenses of brokers, nominees and similar record holders in mailing consent materials to beneficial owners of the Shares.

Voting Power; Record Date

The close of business on January 8, 2015, has been established as the Record Date for determining Shareholders who are entitled to submit Written Consents. The Shareholders are entitled to one consent in connection with this action by written consent for each Share of the Fund held as of the Record Date. Shareholders holding a majority of the outstanding Shares (excluding Shares held by the Managing Owner and its affiliates) as of the close of business on the Record Date must vote in favor of the Proposals for the Proposals to be approved by the Shareholders. As of the Record Date, the Fund had 13,200,040 Shares outstanding held by approximately two registered holders of record and approximately 9,081 beneficial holders.

12

Required Consent for Proposals

The approval of the Managing Owner Substitution Proposal and the Trust Amendment Proposal each require the consent of the holders of a majority of the Shares (excluding Shares held by the Managing Owner and its affiliates). Because Section 11.3 of the Trust Agreement provides that Shareholders are deemed to have consented unless they timely object to proposals recommended by the Managing Owner, your consent will be deemed conclusively to have been granted unless you express written objection to the Proposals in the manner required by Section 15.4 of the Trust Agreement and your written objection is actually received by the Fund before the Expiration Date. This means that if you are in favor of the Proposals, not responding will have the same effect as responding with your affirmative written consent.

Each of the Managing Owner Substitution Proposal and the Trust Amendment Proposal is conditioned on the approval of the other. Implementation of the Proposals also is conditioned upon the approval of equivalent proposals by shareholders of the Other Funds.

Recommendation to the Shareholders

The Managing Owner believes that, together, the Managing Owner Substitution Proposal and the Trust Amendment Proposal for which consents are being solicited are in the best interests of the Fund and the Shareholders and recommends that the Shareholders consent to each of these Proposals.

Broker Non-Votes and Abstentions

Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot consent or object in respect of your Shares with respect to non-discretionary matters, unless you provide instructions on how to complete the Written Consent in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe the Proposals will be considered non-discretionary. Therefore, your broker, bank, or nominee cannot consent or object in respect of your Shares without your instruction. If you do not provide instructions to your broker, bank, or nominee, your bank, broker, or nominee may deliver a Written Consent expressly indicating that it is NOT consenting or objecting in respect of your Shares. This is referred to as a “broker non-vote.” For the reason described above, any broker non-vote will be interpreted as a consent and as an authorization to pursue the Proposals. Your bank, broker, or other nominee can consent or object in respect of your Shares only if you provide instructions on how to complete the Written Consent. You should instruct your broker, bank or nominee to complete the Written Consent in accordance with directions you provide.

13

Giving Consent

Shareholders who wish to consent may deliver their properly completed and executed Written Consents to the Tabulation Agent, as provided by the instructions in the Written Consents. The Fund reserves the right (but is not obligated) to accept any Written Consent received by any other reasonable means or in any form that reasonably evidences the giving of consent to the approval of the Proposals.

Changing Your Written Consent

If you deliver a Written Consent, you may change it by sending a later-dated, signed Written Consent to the Tabulation Agent, in accordance with the instructions in the Written Consent so that it is received before the Expiration Date.

Who Can Answer Your Questions About Consents

If you have questions about the Proposals or you need additional copies of the Consent Solicitation Statement or the enclosed Written Consent, you should contact the Information Agent at 866-774-4940.

This Consent Solicitation Statement is also available on the Fund’s website at: https://etfus.deutscheawm.com.

Appraisal Rights

Appraisal rights are not available to holders of the Shares in connection with the Proposals, and the Fund will not independently provide the Shareholders with any such right.

14

THE MANAGING OWNER SUBSTITUTION PROPOSAL

We are asking the Shareholders to approve the substitution of Invesco for DBCS as managing owner of the Trust and the Fund pursuant to the Trust Agreement. We are requesting this approval because DBCS, the current managing owner of the Fund, has entered into an Asset Purchase Agreement, pursuant to which it has agreed to sell and transfer to Invesco all of the General Units (as defined in the Trust Agreement) of the Fund owned by DBCS, which are all of the issued and outstanding General Units and certain other assets pertaining to the management of the Trust and the Fund, including: (i) books and records; (ii) governmental approvals and related applications (to the extent the transfer is permitted at law); (iii) rights to causes of action and claims with respect to DBCS’ ownership or use of the transferred assets; (iv) guarantees, warranties, indemnities and similar rights in favor of DBCS with respect to the transferred assets; and (v) certain intellectual property rights. Under the Asset Purchase Agreement, Invesco will assume the obligations of DBCS or its affiliates pertaining to the management of the Trust and the Fund and that are to be performed after the closing date pursuant to:

•	certain existing agreements, contracts or instruments that DBCS and/or its affiliates (as the case may be) will assign to Invesco; and

•

the organizational documents of the Trust and the Fund (and DBCS or its affiliates will retain responsibility for obligations pertaining to the management of the Trust and the Fund arising on or prior to the closing date).

The Asset Purchase Agreement contains customary representations, warranties and covenants, as well as a requirement that Invesco achieve operational readiness as of the closing, and other covenants relevant to the transaction among the parties to the Asset Purchase Agreement. The closing of the transaction contemplated by the Asset Purchase Agreement is conditioned upon, among other things:

•	the receipt of certain governmental consents and approvals;

•	the receipt of the approval of the Shareholders with respect to both Proposals;

•	the receipt of the approval of the shareholders of each Other Fund with respect to equivalent proposals;

•

the execution and delivery of a License Agreement with Invesco, pursuant to which Invesco will receive the right to use certain indexes and trademarks and other intellectual property regarding the Fund and the Other Funds;

15

•	the execution and delivery of a Services Agreement with Invesco, pursuant to which Invesco is provided certain marketing and index calculation services regarding the Fund and the Other Funds; and

•	other customary conditions.

The Asset Purchase Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Asset Purchase Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties. We do not believe that the Asset Purchase Agreement contains information that is material to a decision as to whether to approve the Managing Owner Substitution Proposal.

Reason DBCS is Ceasing to Manage Products in the U.S. Commodities ETF Space

After consideration of the ETF market generally and its goals specifically, DBCS made the determination that it would be in DBCS’ best interest to cease managing products in the U.S. commodities ETF space. After consideration of the ETF market generally and its goals specifically, Invesco made the determination that it wanted to expand its presence in the U.S. commodities ETF space by becoming the new managing owner of the Fund. Invesco also intends to launch other commodities-based ETF products in the U.S. in order to respond to developments in the market and investor preferences. The change of managing owner will be effected at the closing of the transaction by DBCS selling and transferring to Invesco the General Units of the Fund owned by DBCS, and the substitution of Invesco for DBCS as managing owner of the Trust, effective at the closing.

Reasons for the Managing Owner Substitution Proposal

We are asking the Shareholders to adopt the Managing Owner Substitution Proposal because its adoption is a condition to the closing of the Asset Purchase Agreement.

The Managing Owner is proposing to appoint Invesco as its replacement, because DBCS would prefer to cease to be the Managing Owner. Invesco is willing to replace DBCS as the Managing Owner, subject to certain conditions, including the adoption of the proposed amendments to the Trust Agreement.

Consent Required for Approval

Shareholders holding a majority of the outstanding Shares (excluding Shares held by the Managing Owner and its affiliates) as of the close of

16

business on the Record Date must consent to the Managing Owner Substitution Proposal for such Proposal to be approved by the Shareholders.

Because Section 11.3 of the Trust Agreement provides that Shareholders are deemed to have consented unless they timely object to proposals recommended by the Managing Owner, your consent will be deemed conclusively to have been granted unless you express written objection to the Proposals in the manner required by Section 15.4 of the Trust Agreement and your written objection is actually received by the Fund before the Expiration Date. This means that if you are in favor of the Proposals, not responding will have the same effect as responding with your affirmative written consent.

Recommendation of the Managing Owner

THE MANAGING OWNER RECOMMENDS THAT THE SHAREHOLDERS CONSENT TO THE MANAGING OWNER SUBSTITUTION PROPOSAL.

17

THE TRUST AMENDMENT PROPOSAL

The following sets forth a summary of the principal changes proposed to be made to the current Trust Agreement of the Trust. The Trust is comprised of seven series: PowerShare DB Agriculture Fund, PowerShares DB Base Metals Fund, PowerShares DB Energy Fund, PowerShares DB Gold Fund, PowerShares DB Oil Fund, PowerShares DB Precious Metals Fund and PowerShares DB Silver Fund, which we refer to, collectively, as the Sectors Funds. The Managing Owner believes these changes are consistent with prevailing industry terms. This summary is qualified by reference to the complete text of the proposed Trust Agreement, a copy of which, compared to the current Trust Agreement, is attached to this Consent Solicitation Statement as Annex A. All Shareholders are encouraged to read the proposed Trust Agreement in its entirety for a more complete description of its terms. Under the Trust Amendment Proposal:

•	The general liability of the managing owner is eliminated;

•	The requirement that the managing owner obtain the approval of the shareholders of the Sectors Funds prior to appointing an affiliate as an additional managing owner is eliminated;

•	The requirement that notice be given to, and approval obtained from, the Shareholders with respect to change of control transactions of the managing owner with non-affiliates is eliminated;

•	The managing owner may transfer its units to any person or appoint any person a managing owner without receiving Shareholder approval;

•	The standard description of the conduct of the managing owner as a fiduciary of the Trust is changed to eliminate express duties of good faith and due diligence;

•	The provision subordinating certain claims of the managing owner and trustee of the Trust has been eliminated;

•	The exculpation of the managing owner applies to any person, not solely to the Trust, any Sectors Fund and the managing owner’s affiliates;

•	The exculpation of the managing owner does not apply to conduct constituting gross negligence (as opposed to negligence) or willful misconduct (as opposed to misconduct);

•	The Trust’s and Sectors Funds’ indemnity of the managing owner is changed to cover affiliates of the managing owner;

•	The good faith determination required with respect to an eligible indemnitee’s conduct must also be reasonable;

18

•	A potential indemnitee’s failure to meet the standard of conduct requiring good faith and reasonable belief must be finally adjudicated;

•	Negligence, misconduct and a breach of the Trust Agreement do not disqualify an indemnitee from indemnification, but gross negligence and willful misconduct do;

•	The requirement of court disposition of claims and court approval with respect to indemnification for certain breaches of securities law is eliminated;

•	The requirement that a court approve any advance of expenses to the managing owner incurred defending a legal action initiated by a Shareholder is eliminated;

•	The requirement that items of loss and deduction in excess of the managing owner’s capital account balance otherwise allocable to the managing owner be allocated to the Shareholders is eliminated;

•	The provision requiring legal opinions in connection with amendments of the Trust Agreement is eliminated; and

•

Following dissolution of the Trust or any Sectors Fund and liquidation and distribution of the Trust’s or applicable Sectors Fund’s assets, the make-up capital contribution no longer is required from the managing owner.

Reasons for the Trust Amendment Proposal

We are asking the Shareholders to adopt the Trust Amendment Proposal because its adoption is a condition to the closing of the Asset Purchase Agreement.

The Managing Owner is proposing to make the amendments to the Trust Agreement described above because Invesco’s willingness to replace DBCS as the managing owner of the Trust and the Fund is conditioned upon, among other things, the adoption of such amendments to the Trust Agreement. The Managing Owner believes these amendments are consistent with prevailing industry terms.

Consent Required for Approval of Trust Amendment Proposal

Shareholders holding a majority of the outstanding Shares (excluding Shares held by the Managing Owner and its affiliates) as of the close of business on the Record Date must vote in favor of the Trust Amendment Proposal for such Proposal to be approved by the Shareholders.

Because Section 11.3 of the Trust Agreement provides that Shareholders are deemed to have consented unless they timely object to

19

proposals recommended by the Managing Owner, your consent will be deemed conclusively to have been granted unless you express written objection to the Proposals in the manner required by Section 15.4 of the Trust Agreement and your written objection is actually received by the Fund before the Expiration Date. This means that if you are in favor of the Proposals, not responding will have the same effect as responding with your affirmative written consent.

Recommendation of the Managing Owner

THE MANAGING OWNER RECOMMENDS THAT THE SHAREHOLDERS CONSENT TO THE TRUST AMENDMENT PROPOSAL.

20

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT AND RELATED STOCKHOLDER

MATTERS

The Trust and the Fund have no officers or directors. The following table sets forth certain information regarding beneficial ownership of General Shares of the Fund and the Shares as of December 31, 2013, by management. No person is known by us to own beneficially more than 5% of the outstanding shares of such class.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
General Shares	DB Commodity Services LLC 60 Wall Street New York, New York 10005	40	100%
Shares	Directors and Officers of DB Commodity Services LLC as a group	—	—

The Fund has no securities authorized for issuance under equity compensation plans.

APPRAISAL RIGHTS

Shareholders do not have appraisal rights in connection with the Proposals under Delaware law, and the Fund will not independently provide Shareholders with any such right.

SHAREHOLDER PROPOSALS

There are no proposals by any security holder which are, or could have been, included within this Consent Solicitation Statement.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

Shareholders sharing an address will each receive a copy of the Consent Solicitation Statement. However, only one Consent Solicitation Statement is being delivered to multiple Shareholders sharing an address, if such Shareholders have given their consent. Shareholders sharing an address can request delivery of a single copy of any consent solicitation statements in the future by contacting the financial institution through which the Shareholder holds the Shares.

The Fund will deliver promptly upon written or oral request a separate copy of the Consent Solicitation Statement to a Shareholder at a shared address to which a single copy of the documents was delivered. A Shareholder can notify the Fund that the Shareholder wishes to receive a separate copy of a Consent Solicitation Statement by contacting the Information Agent at 866-774-4940.

If the Shareholder wishes to receive a separate consent solicitation statement in the future, the Shareholder can notify the Fund by contacting the financial institution through which the Shareholder holds the Shares.

21

WHERE YOU CAN FIND MORE INFORMATION

The Fund files reports, consent solicitation statements and other information with the SEC as required by the Securities Exchange Act of 1934. You can read the Fund’s SEC filings, including this Consent Solicitation Statement, over the Internet at the SEC’s website at http://www.sec.gov. You may also read and copy any document the Fund files with the SEC at the SEC public reference room located at 100 F Street, N.E., Room 1580 Washington, D.C., 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

If you have questions about the Proposals for which consent has been solicited herein or you would like additional copies of this Consent Solicitation Statement, you should contact the Information Agent at 866-774-4940.

If you are a Shareholder of the Fund and would like to request documents, please do so by February 15, 2015, in order to receive them before the Expiration Date. If you request any documents from the Information Agent, the Tabulation Agent will mail them to you by first class mail, or another equally prompt means. This Consent Solicitation Statement is also available on the Fund’s website at: https://etfus.deutscheawm.com.

All information contained or incorporated by reference in this Consent Solicitation Statement relating to the Fund or the Managing Owner has been supplied by the Fund or the Managing Owner, and all such information relating to Invesco has been supplied by Invesco. Information provided by the Fund, the Managing Owner or Invesco does not constitute a representation, estimate or projection of any other party.

This document is a Consent Solicitation Statement of DBCS and Invesco for the proposed actions by written consent. We have not authorized anyone to give any information or make any representation about the Proposals that is different from, or in addition to, that contained in this Consent Solicitation Statement. Therefore, if anyone does give you information of this sort, you should not rely on it. The information contained in this document speaks only as of the date of this document unless the information specifically indicates that another date applies.

22

ANNEX A

TRUST AMENDMENT

A-1

~~FOURTH~~FIFTH AMENDED AND RESTATED

DECLARATION OF TRUST

AND

TRUST AGREEMENT

OF

POWERSHARES DB MULTI-SECTOR COMMODITY TRUST

Dated as of ~~November 12, 2012~~[—], 20[— ]

By and Among

~~DB COMMODITY SERVICES~~INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

WILMINGTON TRUST COMPANY

and

THE UNITHOLDERS

from time to time hereunder

CI-9431113 v4

		Page
ARTICLE I
DEFINITIONS; THE TRUST

SECTION 1.1	Definitions	1

SECTION 1.2	Name	10

SECTION 1.3	Delaware Trustee; Business Offices	10

SECTION 1.4	Declaration of Trust	10

SECTION 1.5	Purposes and Powers	11

SECTION 1.6	Tax Treatment	11

~~SECTION 1.7~~	~~General Liability of the Managing Owner~~	~~8~~13

SECTION ~~1.8~~1.7	Legal Title	~~9~~13

SECTION ~~1.9~~1.8	Series Trust	~~9~~13

ARTICLE II
THE TRUSTEE

SECTION 2.1	Term; Resignation	14

SECTION 2.2	Powers	14

SECTION 2.3	Compensation and Expenses of the Trustee	14

SECTION 2.4	Indemnification	14

SECTION 2.5	Successor Trustee	~~10~~15

SECTION 2.6	Liability of Trustee	15

SECTION 2.7	Reliance; Advice of Counsel	~~11~~17

SECTION 2.8	Payments to the Trustee	18

ARTICLE III
CAPITAL CONTRIBUTIONS; CREATIONS AND ISSUANCE OF CREATION BASKETS

SECTION 3.1	General	~~12~~18

SECTION 3.2	Establishment of Series, or Funds, of the Trust	19

i

		Page
SECTION 3.3	Establishment of Classes and Sub-Classes	~~13~~20

SECTION 3.4	Offer of Limited Units, Procedures for Creation and Issuance of Creation Baskets	20

SECTION 3.5	Book-Entry-Only System, Fund Global Securities	23

SECTION 3.6	Assets	26

SECTION 3.7	Liabilities of Funds	~~17~~27

SECTION 3.8	Distributions	29

SECTION 3.9	Voting Rights	30

SECTION 3.10	Equality	30

ARTICLE IV
THE MANAGING OWNER

SECTION 4.1	Management of the Trust	~~19~~30

SECTION 4.2	Authority of Managing Owner	~~19~~30

SECTION 4.3	Obligations of the Managing Owner	~~20~~32

SECTION 4.4	General Prohibitions	~~21~~34

SECTION 4.5	Liability of Covered Persons	~~22~~35

SECTION 4.6	Fiduciary Duty	35

SECTION 4.7	Indemnification of ~~the Managing Owner 23~~Covered Persons	37

SECTION 4.8	Expenses and Limitations Thereon	~~24~~38

SECTION 4.9	Compensation to the Managing Owner	~~25~~40

SECTION 4.10	Other Business of Unitholders	~~25~~40

SECTION 4.11	Voluntary Withdrawal of the Managing Owner	~~25~~40

SECTION 4.12	Authorization of Registration Statements	~~25~~41

SECTION 4.13	Litigation	41

Page
ARTICLE V
TRANSFERS OF UNITS

SECTION 5.1	General Prohibition	~~26~~41

SECTION 5.2	Transfer of Managing Owner’s General Units	~~26~~41

SECTION 5.3	Transfer of Limited Units	~~26~~42

ARTICLE VI
CAPITAL ACCOUNTS; ALLOCATIONS

SECTION 6.1	Capital Accounts	43

SECTION 6.2	Periodic Closing of Books	~~27~~43

SECTION 6.3	Periodic Allocations	~~27~~44

SECTION 6.4	Code Section 754 Adjustments	~~28~~45

SECTION 6.5	Allocation of Profit and Loss for U.S. Federal Income Tax Purposes	~~28~~45

SECTION 6.6	Effect of Section 754 Election	~~29~~46

SECTION 6.7	Admissions of Unitholders; Transfers	~~29~~47

SECTION 6.8	Allocation of Distributions	~~29~~47

SECTION 6.9	Liability for State and Local and Other Taxes	~~29~~47

SECTION 6.10	Consent to Methods	~~29~~48

ARTICLE VII
REDEMPTIONS

SECTION 7.1	Redemption of Redemption Baskets	~~30~~48

SECTION 7.2	Other Redemption Procedures	~~31~~50

ARTICLE VIII
THE LIMITED OWNERS

SECTION 8.1	No Management or Control; Limited Liability; Exercise of Rights through DTC	~~31~~50

SECTION 8.2	Rights and Duties	~~31~~51

Page
SECTION 8.3	Limitation on Liability	~~32~~52

ARTICLE IX
BOOKS OF ACCOUNT AND REPORTS

SECTION 9.1	Books of Account	~~33~~53

SECTION 9.2	Annual Reports and Monthly Statements	~~33~~54

SECTION 9.3	Tax Information	~~33~~54

SECTION 9.4	Calculation of Net Asset Value	~~33~~54

SECTION 9.5	Maintenance of Records	~~33~~54

SECTION 9.6	Certificate of Trust	~~33~~55

ARTICLE X
FISCAL YEAR

SECTION 10.1	Fiscal Year	~~34~~55

ARTICLE XI
AMENDMENT OF TRUST AGREEMENT; MEETINGS

SECTION 11.1	Amendments to this Trust Agreement	~~34~~55

SECTION 11.2	Meetings of the Trust or the Funds	~~35~~58

SECTION 11.3	Action Without a Meeting	~~35~~58

ARTICLE XII
TERM

SECTION 12.1	Term	~~36~~59

ARTICLE XIII
TERMINATION

SECTION 13.1	Events Requiring Dissolution of the Trust or any Fund	~~36~~59

SECTION 13.2	Distributions on Dissolution	~~37~~60

SECTION 13.3	Termination; Certificate of Cancellation	~~37~~61

Page
ARTICLE XIV
POWER OF ATTORNEY

SECTION 14.1	Power of Attorney Executed Concurrently	~~37~~62

SECTION 14.2	Effect of Executing and Submitting the Purchase Order Subscription Agreement	~~38~~62

SECTION 14.3	Limitation on Power of Attorney	~~38~~63

ARTICLE XV
MISCELLANEOUS

SECTION 15.1	Governing Law	~~39~~63

SECTION 15.2	Provisions In Conflict With Law or Regulations	~~39~~64

SECTION 15.3	Construction	~~39~~64

SECTION 15.4	Notices	~~39~~65

SECTION 15.5	Counterparts	~~40~~65

SECTION 15.6	Binding Nature of Trust Agreement	~~40~~65

SECTION 15.7	No Legal Title to Trust Estate	~~40~~65

SECTION 15.8	Creditors	~~40~~65

SECTION 15.9	Integration	~~40~~65

SECTION 15.10	Goodwill; Use of Name	~~40~~65

EXHIBIT A
Certificate of Trust	A-1

EXHIBIT B
Description of the Indexes	B-1

EXHIBIT C
Form of Global Certificate	C-1

EXHIBIT D
Form of Participant Agreement	D-5

v

POWERSHARES DB MULTI-SECTOR COMMODITY TRUST

~~FOURTH~~FIFTH AMENDED AND RESTATED

DECLARATION OF TRUST

AND TRUST AGREEMENT

This ~~FOURTH~~FIFTH AMENDED AND RESTATED DECLARATION OF TRUST AND TRUST AGREEMENT of POWERSHARES DB MULTI-SECTOR COMMODITY TRUST is made and entered into as of the ~~12th~~[—] day of ~~November, 2012~~[—], 20[—], by and among ~~DB COMMODITY SERVICES~~INVESCO POWERSHARES CAPITAL MANAGEMENT LLC, a Delaware limited liability company, WILMINGTON TRUST COMPANY, a Delaware banking corporation, as trustee, and the UNITHOLDERS from time to time hereunder. This Trust Agreement is effective as of the date hereof, except with regard to Section 1.6(c), which is effective as of January 1, 2012.

* * *

RECITALS

WHEREAS, the Managing Owner and the Trustee entered into the ~~Third~~Fourth Amended and Restated Declaration of Trust and Trust Agreement dated as of November 12, 2012 (as amended from time to time, the “Existing Agreement”); and

WHEREAS, the Trustee and the Managing Owner desire to amend the Existing Agreement pursuant to Section 11.1(b)(iii) thereof to make the amendments effectuated hereby.

NOW, THEREFORE, pursuant to Section 11.1(b)(iii) of the Existing Agreement, the Trustee and the Managing Owner hereby amend and restate the Existing Agreement in its entirety as set forth below.

ARTICLE I

DEFINITIONS; THE TRUST

SECTION 1.1 Definitions.  As used in this Trust Agreement, the following terms shall have the following meanings unless the context otherwise requires:

“Adjusted Capital Account” means, for each Fund, as of the last day of a taxable period, a Unitholder’s Capital Account as maintained pursuant to Section 6.1, increased by any amounts which such Unitholder is obligated to restore pursuant to any provision of this Trust Agreement or is deemed to be obligated to restore pursuant to Treasury Regulation section 1.704-2 and decreased by the amount of

~~CI-9431113 v2~~

all losses and deductions that, as of the end of the taxable period, are reasonably expected to be allocated to such Unitholder in subsequent years under sections 704(e)(2) and 706(d) of the Code and the amount of all distributions that, as of the end of such taxable period, are reasonably expected to be made to such Unitholder in subsequent years in accordance with the terms of this Trust Agreement or otherwise to the extent they exceed offsetting increases to such Capital Account that are reasonably expected to occur during or prior to the year in which such distributions are reasonably expected to be made. The foregoing definition of Adjusted Capital Account is intended to comply with the provisions of Treasury Regulation section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

“Adjusted Property” means any property the adjusted basis of which has been adjusted pursuant to Sections 6.1(a) and (b).

“Administrator” means any Person from time to time engaged to perform administrative services for the Trust pursuant to authority ~~delegateed~~delegated by the Managing Owner.

“Affiliate” — An “Affiliate” of a “Person” means (i) any Person directly or indirectly owning, controlling or holding with power to vote 10% or more of the outstanding voting securities of such Person, (ii) any Person 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled or held with power to vote by such Person, (iii) any Person, directly or indirectly, controlling, controlled by or under common control with such Person, (iv) any employee, officer, director, member, manager or partner of such Person, or (v) if such Person is an employee, officer, director, member, manager or partner, any Person for which such Person acts in any such capacity.

“Basket” means a Creation Basket or a Redemption Basket, as the context may require.

“Beneficial Owners” shall have the meaning assigned to such term in Section 3.5(d).

“Book-Tax Disparity” means with respect to any item of Adjusted Property, as of the date of any determination, the difference between the adjusted value of such property and the adjusted basis thereof for U.S. federal income tax purposes as of such date. For each Fund, a Unitholder’s portion of such Fund’s Book-Tax Disparities in all of its Adjusted Property will be reflected by the difference between such Unitholder’s Capital Account balance as maintained pursuant to Section 6.1 and the hypothetical balance of such Unitholder’s Capital Account computed as if it had been maintained strictly in accordance with U.S. federal income tax accounting principles.

“Business Day” means any day other than a day when banks in New York City are required or permitted to be closed.

~~CI-9431113 v2~~

“Capital Account” means the capital account maintained for a Unitholder pursuant to Section 6.1.

“Capital Contributions” means the amounts of cash contributed and agreed to be contributed to the Trust by any Participant or by the Managing Owner, as applicable, in accordance with Article III hereof.

“CE Act” means the Commodity Exchange Act, as amended.

“Certain K-1 Unitholders” shall have the meaning assigned to such term in Section 1.6(c).

“Certificate of Trust” means the Certificate of Trust of the Trust, including all amendments thereto, if any, in the form attached hereto as Exhibit A, filed with the Secretary of State of the State of Delaware pursuant to Section 3810 of the Delaware Trust Statute.

“CFTC” means the Commodity Futures Trading Commission.

“Code” means the Internal Revenue Code of 1986, as amended.

“Commodities” means positions in Commodity Contracts, forward contracts, foreign exchange positions and traded physical commodities, as well as cash commodities resulting from any of the foregoing positions.

“Commodity Broker” means any person who engages in the business of effecting transactions in Commodity Contracts for the account of others or for his or her own account.

“Commodity Contract” means any futures contract or option thereon providing for the delivery or receipt at a future date of a specified amount and grade of a traded commodity at a specified price and delivery point, or any other futures contract or option thereon approved for trading for U.S. persons.

“Continuous Offering” means the continuous offering during which additional Limited Units may be sold in Baskets pursuant to this Trust Agreement.

“Conflicting Provisions” shall have the meaning assigned thereto in Section 15.2(a).

“Corporate Trust Office” means the principal office at which at any particular time the corporate trust business of the Trustee is administered, which office at the date hereof is located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention: Corporate Trust Administration.

“Covered Person” means the Managing Owner and their respective Affiliates.

~~CI-9431113 v2~~

“Creation Basket” means the minimum number of Limited Units of a Fund that may be created at any one time, which shall be 200,000 or such greater or lesser number as the Managing Owner may determine from time to time for each Fund.

“Creation Basket Capital Contribution” of a Fund means a Capital Contribution made by a Participant in connection with a Purchase Order Subscription Agreement and the creation of a Creation Basket in an amount equal to the product obtained by multiplying (i) the number of Creation Baskets set forth in the relevant Purchase Order Subscription Agreement by (ii) the Net Asset Value per Basket of a Fund as of closing time of the Exchange or the last to close of the exchanges on which any one of the Index Commodities are traded, whichever is later, on the Purchase Order Subscription Date.

“Delaware Trust Statute” means the Delaware Statutory Trust Act, Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. § 3801 et seq., as the same may be amended from time to time.

“Depository” means The Depository Trust Company, New York, New York, or such other depository of Limited Units as may be selected by the Managing Owner as specified herein.

“Depository Agreement” means the Letter of Representations relating to each Fund from the Managing Owner to the Depository, dated as of November 21, 2006 as the same may be amended or supplemented from time to time.

“Distributor” means any Person from time to time engaged to provide distribution services or related services to the Trust pursuant to authority delegateed by the Managing Owner.

“DTC” shall have the meaning assigned to such term in Section 3.5(b).

“DTC Participants” shall have the meaning assigned to such term in Section 3.5(c).

“DTCC” shall have the meaning assigned to such term in Section 3.5(c).

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Event of Withdrawal” shall have the meaning set forth in Section 13.1(a) hereof.

“Exchange” means NYSE Arca or, if the Limited Units of any Fund shall cease to be listed on NYSE Arca and are listed on one or more other exchanges, the exchange on which the Units of such Fund are principally traded, as determined by the Managing Owner.

~~CI-9431113 v2~~

“Expenses” shall have the meaning assigned to such term in Section 2.4.

“Fiscal Quarter” shall mean each period ending on the last day of each March, June, September and December of each Fiscal Year, or, if the Trust is required by law to have a Fiscal Year other than a calendar year, such other applicable quarterly period.

“Fiscal Year” shall have the meaning set forth in Article X hereof.

“Fund” means a Fund established and designated as a series of the Trust as provided in Section 3.2(a).

“Global Security” means the global certificate or certificates for each Fund issued to the Depository as provided in the Depository Agreement, each of which shall be in substantially the form attached hereto as Exhibit C.

“Indemnified Parties” shall have the meaning assigned to such term in Section 2.4.

“Index” or “Indexes” means the Index that each Fund is designed to track (or, collectively, the Indexes) as more fully described in Exhibit B hereto, as it may be amended from time to time.

“Index Commodities” means the underlying Commodities that comprise each applicable Index, from time to time, as described in the Prospectus.

“Indirect Participants” shall have the meaning assigned to such term in Section 3.5(c).

“Internal Revenue Service” or “IRS” means the U.S. Internal Revenue Service or any successor thereto.

“Limited Owner” means any person or entity who is or becomes a Beneficial Owner of Limited Units of a Fund.

“Liquidating Trustee” shall have the meaning assigned thereto in Section 13.2.

“Losses” means, in respect of each Fiscal Year of a Fund, losses of such Fund as determined for U.S. federal income tax purposes, and each item of income, gain, loss or deduction entering into the computation thereof.

“Management Fee” means the management fee set forth in Section 4.9.

“Managing Owner” means ~~DB Commodity Services~~Invesco PowerShares Capital Management LLC, or any substitute therefor as provided herein, or any successor thereto by merger or operation of law.

~~CI-9431113 v2~~

“Margin Call” means a demand for additional funds after the initial good faith deposit required to maintain a customer’s account in compliance with the requirements of a particular commodity exchange or of a commodity broker.

“Net Asset Value of a Fund” means the total assets of the Trust Estate of a Fund including, but not limited to, all cash and cash equivalents or other securities less total liabilities of such Fund, each determined on the basis of generally accepted accounting principles in the United States, consistently applied under the accrual method of accounting, including, but not limited to, the extent specifically set forth below:

(a) Net Asset Value of a Fund shall include any unrealized profit or loss on open Commodities positions and any other credit or debit accruing to such Fund but unpaid or not received by the Fund.

(b) All open commodity futures contracts and options traded on a United States exchange are calculated at their then current market value, which shall be based upon the settlement price for that particular commodity futures contract and options traded on the applicable United States exchange on the date with respect to which net asset value is being determined; provided, that if a commodity futures contract and options traded on a United States exchange could not be liquidated on such day, due to the operation of daily limits or other rules of the exchange upon which that position is traded or otherwise, the Managing Owner may value such commodity futures contract or option pursuant to policies the Managing Owner has adopted, which are consistent with normal industry standards. The current market value of all open commodity futures contracts and options traded on a non-United States exchange shall be based upon the settlement price for that particular commodity futures contract or option traded on the applicable non-United States exchange on the date with respect to which net asset value of a Fund is being determined; provided further, that if a commodity futures contract or option traded on a non-United States exchange could not be liquidated on such day, due to the operation of daily limits (if applicable) or other rules of the exchange upon which that position is traded or otherwise, the Managing Owner may value such commodity futures contract pursuant to policies the Managing Owner has adopted, which are consistent with normal industry standards. The current market value of all open forward contracts entered into by a Fund shall be the mean between the last bid and last asked prices quoted by the bank or financial institution which is a party to the contract on the date with respect to which Net Asset Value of a Fund being determined; provided, that if such quotations are not available on such date, the mean between the last bid and asked prices on the first subsequent day on which such quotations are available shall be the basis for determining the market value of such

~~CI-9431113 v2~~

forward contract for such day. The Managing Owner may in its discretion value any of the Trust Estate (and under circumstances, including, but not limited to, periods during which a settlement price of a futures contract is not available due to exchange limit orders or force majeure type events such as systems failure, natural or man-made disaster, act of God, armed conflict, act of terrorism, riot or labor disruption or any similar intervening circumstance) value any asset of a Fund pursuant to such other principles as the Managing Owner deems fair and equitable so long as such principles are consistent with normal industry standards.

(c) Interest earned on a Fund’s commodity brokerage account shall be accrued at least monthly.

(d) The amount of any distribution made pursuant to Article VI hereof shall be a liability of a Fund from the day when the distribution is declared until it is paid.

“Net Asset Value Per Basket of a Fund” means the product obtained by multiplying the Net Asset Value Per Unit of a Fund by the number of Limited Units comprising a Basket of such Fund at such time.

“Net Asset Value Per Unit of a Fund” means the Net Asset Value of a Fund divided by the number of Units of such Fund outstanding on the date of calculation.

“NFA” means the National Futures Association.

“NYSE Arca” means NYSE Arca, Inc.

“Order Cut-Off Time” means 10:00 a.m., New York time, on a Business Day.

“Organization and Offering Expenses” shall have the meaning assigned thereto in Section 4.8(a)(ii).

“Participant” means a Person that is a (1) a registered broker dealer or other securities market participant such as a bank or other financial institution which is not required to register as a broker dealer to engage in securities transactions, (2) a DTC Participant, and (3) has entered into a Participant Agreement which, at the relevant time, is in full force and effect.

“Participant Agreement” means an agreement among a Fund, the Managing Owner and a Participant, substantially in the form of Exhibit D hereto, as it may be amended or supplemented from time to time in accordance with its terms.

“Percentage Interest” shall be a fraction, the numerator of which is the number of the Unitholder’s Units and the denominator of which is the total number of Units of such Fund outstanding as of the date of determination.

~~CI-9431113 v2~~

“Person” means any natural person, partnership, limited liability company, statutory trust, corporation, association, trust or other legal entity.

“Pit Brokerage Fee” shall include floor brokerage, clearing fees, NFA fees and exchange fees.

“Power of Attorney” shall have the meaning assigned thereto in Section 14.2.

“Profits” means, for each Fiscal Year of a Fund, profits of such Fund as determined for U.S. federal income tax purposes, and each item of income, gain, loss or deduction entering into the computation thereof.

“Prospectus” means the final prospectus and disclosure document of the Trust, constituting a part of a Registration Statement, as filed with the SEC and declared effective thereby, or becoming automatically effective, as applicable, as the same may at any time and from time to time be amended or supplemented.

“Purchase Order Subscription Agreement” shall have the meaning assigned thereto in Section 3.4(a)(i).

“Purchase Order Subscription Date” shall have the meaning assigned thereto in Section 3.4(a)(i).

“Pyramiding” means the use of unrealized profits on existing Commodities to provide margin for additional Commodities positions of the same or related Commodities.

“Reconstituted Trust” shall have the meaning assigned thereto in Section 13.1(a).

“Redemption Basket” means the minimum number of Limited Units of a Fund that may be redeemed pursuant to Section 7.1, which shall be the number of Limited Units of such Fund constituting a Creation Basket on the relevant Redemption Order Date.

“Redemption Distribution” means the cash delivered in satisfaction of a redemption of a Redemption Basket as specified in Section 7.1(c).

“Redemption Order” shall have the meaning assigned thereto in Section 7.1(a).

“Redemption Order Date” shall have the meaning assigned thereto in Section 7.1(b).

“Redemption Settlement Time” shall have the meaning assigned thereto in Section 7.1(d).

“Registration Statement” means a registration statement on Form S-1, or any other form, as applicable, as it may be amended from time to

~~CI-9431113 v2~~

time, filed with the SEC pursuant to which the Trust registered the Units, as the same may at any time and from time to time be further amended or supplemented.

“SEC” means the Securities and Exchange Commission.

“Subscribing Participant” means a Participant who has submitted a Purchase Order Subscription Agreement to create one or more Units that has not yet been filled or accepted by the Managing Owner.

“Suspended Redemption Order” shall have the meaning assigned thereto in Section 7.1(d).

“Tax Agent” shall have the meaning assigned thereto in Section 1.6(c).

“Tax Matters Partner” shall have the meaning assigned thereto in Section 1.6(b).

“Transaction Fee” shall have the meaning assigned thereto in Section 3.4(d).

“Treasury Regulations” means regulations, including proposed or temporary regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

“Trust” means PowerShares DB Multi-Sector Commodity Trust, a Delaware statutory trust formed in separate series pursuant to the Certificate of Trust, the business and affairs of which are governed by this Trust Agreement.

“Trust Agreement” means this ~~Fourth~~Fifth Amended and Restated Declaration of Trust and Trust Agreement, as it may at any time or from time to time be amended.

“Trust Estate” means, with respect to a Fund, all any cash, futures, forward and option contracts, all funds on deposit in the Fund’s accounts, and any other property held by the Fund, and all proceeds therefrom, including any rights of the Fund pursuant to any other agreements to which the Fund is a party.

“Trustee” means Wilmington Trust Company or any substitute therefor as provided herein, acting not in its individual capacity but solely as trustee of the Trust.

“Unitholders” means the Managing Owner and all Limited Owners, as holders of Units of a Fund, where no distinction is required by the context in which the term is used.

“Units” means the common units of fractional undivided beneficial interest in the profits, losses, distributions, capital and assets of, and

~~CI-9431113 v2~~

ownership of, a Fund. The Managing Owner’s Capital Contributions shall be represented by “General” Units and a Limited Owner’s Capital Contributions shall be represented by “Limited” Units.

“Unrealized Gain” attributable to Fund property means, as of any date of determination, the excess, if any, of the fair market value of such property as of such date over the property’s adjusted basis for U.S. federal income tax purposes as of the date of determination.

“Unrealized Loss” attributable to Fund property means, as of any date of determination, the excess, if any, of the property’s adjusted basis for U.S. federal income tax purposes as of the date of determination over the fair market value of such property as of such date of determination.

SECTION 1.2 Name.

(a) The name of the Trust is “PowerShares DB Multi-Sector Commodity Trust” in which name the Trustee and the Managing Owner may engage in the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued on behalf of the Trust.

SECTION 1.3 Delaware Trustee; Business Offices.

(a) The sole Trustee of the Trust is Wilmington Trust Company, which is located at the Corporate Trust Office or at such other address in the State of Delaware as the Trustee may designate in writing to the Unitholders. The Trustee shall receive service of process on the Trust in the State of Delaware at the foregoing address. In the event Wilmington Trust Company resigns or is removed as the Trustee, the Trustee of the Trust in the State of Delaware shall be the successor Trustee, subject to Section 2.5.

(b) The principal office of the Trust, and such additional offices as the Managing Owner may establish, shall be located at such place or places inside or outside the State of Delaware as the Managing Owner may designate from time to time in writing to the Trustee and the Unitholders. ~~Initially, the~~The principal office of the Trust shall be at c/o ~~DB Commodity Services LLC, 60 Wall Street, New York, New York 10005.~~Invesco PowerShares Capital Management LLC, 3500 Lacey Road, Suite 700, Downers Grove, IL 60515.

SECTION 1.4 Declaration of Trust.  The Trust has received the sum of $1,000 for each Fund in bank accounts in the name of each Fund controlled by the Managing Owner, which funds shall be held in trust, upon and subject to the conditions set forth herein for the use and benefit of the Unitholders of each Fund. It is the intention of the parties hereto that the Trust shall be a statutory trust organized in series, or Funds, under the Delaware Trust Statute and that this Trust Agreement

~~CI-9431113 v2~~

shall constitute the governing instrument of the Trust. It is not the intention of the parties hereto to create a general partnership, limited partnership, limited liability company, joint stock association, corporation, bailment or any form of legal relationship other than a Delaware statutory trust except to the extent that each Fund is deemed to constitute a partnership under the Code and applicable state and local tax laws. Nothing in this Trust Agreement shall be construed to make the Unitholders partners or members of a joint stock association except to the extent such Unitholders are deemed to be partners under the Code and applicable state and local tax laws. Notwithstanding the foregoing, it is the intention of the parties hereto to create a partnership among the Unitholders for purposes of taxation under the Code and applicable state and local tax laws.

Effective as of the date hereof, the Trustee and the Managing Owner shall have all of the rights, powers and duties set forth herein and in the Delaware Trust Statute with respect to accomplishing the purposes of the Trust. The Trustee has filed the certificate of trust required by Section 3810 of the Delaware Trust Statute in connection with the formation of the Trust under the Delaware Trust Statute.

SECTION 1.5 Purposes and Powers.  The purposes of the Trust and each Fund shall be: (a) directly or indirectly to trade, buy, sell, spread or otherwise acquire, hold or dispose of Commodities, including but not limited to, exchange-traded futures on the applicable Commodities or Index Commodities with a view to tracking the performance of the applicable Indexes over time; (b) to enter into forward contracts referencing the applicable Indexes or one or more of the applicable Commodities or Index Commodities with a view to tracking the performance of the applicable Indexes over time; (c) to enter into any lawful transaction and engage in any lawful activities in furtherance of or incidental to the foregoing purposes; and (d) as determined from time to time by the Managing Owner, to engage in any other lawful business or activity for which a statutory trust may be organized under the Delaware Trust Statute. The Trust shall have all of the powers specified in Section 15.1 hereof, including, without limitation, all of the powers which may be exercised by a Managing Owner on behalf of the Trust under this Trust Agreement.

SECTION 1.6 Tax Treatment.

(a) Each of the parties hereto, by entering into this Trust Agreement, (i) expresses its intention that the Units of each Fund will qualify under applicable tax law as interests in a partnership which holds the Trust Estate of each Fund, (ii) agrees that it will file its own U.S. federal, state and local income, franchise and other tax returns in a manner that is consistent with the classification of each Fund as a partnership in which each of the Unitholders thereof is a partner and

~~CI-9431113 v2~~

(iii) agrees to use reasonable efforts to notify the Managing Owner promptly upon a receipt of any notice from any taxing authority having jurisdiction over such holders of Units of each Fund with respect to the treatment of the Units of such Fund as anything other than interests in a partnership.

(b) The Tax Matters Partner (as defined in Section 6231 of the Code and any corresponding state and local tax law) of each Fund initially shall be the Managing Owner. The Tax Matters Partner, at the expense of each Fund, (i) shall prepare or cause to be prepared and filed each Fund’s tax returns as a partnership for U.S. federal, state and local tax purposes and (ii) shall be authorized to perform all duties imposed by Section 6221 et seq. of the Code, including, without limitation, (A) the power to conduct all audits and other administrative proceedings with respect to each Fund’s tax items; (B) the power to extend the statute of limitations for all Unitholders with respect to each Fund’s tax items; (C) the power to file a petition with an appropriate U.S. federal court for review of a final administrative adjustment of any Fund; and (D) the power to enter into a settlement with the IRS on behalf of, and binding upon, those Limited Owners having less than 1% interest in any Fund, unless a Limited Owner shall have notified the IRS and the Managing Owner that the Managing Owner shall not act on such Limited Owner’s behalf. The designation made by each Unitholder of a Fund in this Section 1.6(b) is hereby approved by each Unitholder of such Fund as an express condition to becoming a Unitholder. Each Unitholder agrees to take any further action as may be required by regulation or otherwise to effectuate such designation. Subject to Section 4.7, each Fund hereby indemnifies, to the full extent permitted by law, the Managing Owner from and against any damages or losses (including attorneys’ fees) arising out of or incurred in connection with any action taken or omitted to be taken by it in carrying out its responsibilities as Tax Matters Partner, provided such action taken or omitted to be taken does not constitute fraud, negligence or misconduct.

(c) The Beneficial Owners who of a type, as identified by the nominee through whom their Units are held, that do not ordinarily have U.S. federal tax return filing requirements (collectively, “Certain K-1 Unitholders”) shall designate the Managing Owner as their tax agent (the “Tax Agent”) in dealing with the Trust. In light of such designation and pursuant to Treasury Regulation section 1.6031(b)-1T(c), as amended from time to time, the Trust shall provide to the Tax Agent Certain K-1 Unitholders’ statements (as such term is defined under Treasury Regulation section 1.6031(b)-1T(a)(3)), as amended from time to time).

~~CI-9431113 v2~~

~~SECTION 1.7 General Liability of the Managing Owner.~~

~~(a) The Managing Owner shall be liable for the acts, omissions, obligations and expenses of each Fund, to the extent not paid out of the assets of each Fund, to the same extent the Managing Owner would be so liable as if each Fund were a partnership under the Delaware Revised Uniform Limited Partnership Act and the Managing Owner were a general partner of such partnership. The foregoing provision shall not, however, limit the ability of the Managing Owner to limit its liability by contract. The obligations of the Managing Owner under this Section 1.7 shall be evidenced by its ownership of the General Units which, solely for purposes of the Delaware Trust Statute, will be deemed to be a separate class of Units of each Fund. Without limiting or affecting the liability of the Managing Owner as set forth in this Section 1.7, notwithstanding anything in this Trust Agreement to the contrary, Persons having any claim against the Trust or any Fund by reason of the transactions contemplated by this Trust Agreement and any other agreement, instrument, obligation or other undertaking to which the Trust or any Fund is a party, shall look only to the appropriate Fund Trust Estate for payment or satisfaction thereof.~~

~~(b) Subject to Sections 8.1 and 8.3 hereof, no Unitholder, other than the Managing Owner, to the extent set forth above, shall have any personal liability for any liability or obligation of the Trust or any Fund.~~

SECTION 1.7 ~~SECTION 1.8~~ Legal Title.  Legal title to all of the Trust Estate of each Fund shall be vested in the Trust as a separate legal entity; provided, however, that where applicable law in any jurisdiction requires any part of the Trust Estate to be vested otherwise, the Managing Owner may cause legal title to the Trust Estate or any portion thereof to be held by or in the name of the Managing Owner or any other Person (other than a Unitholder) as nominee.

Section 1.8 ~~SECTION 1.9~~ Series Trust.  The Units of the Trust shall be divided into series, each a Fund, as provided in Section 3806(b)(2) of the Delaware Trust Statute. Accordingly, it is the intent of the parties hereto that Articles IV, V, VII, VIII, IX and X of this Trust Agreement shall apply also with respect to each such Fund as if each such Fund were a separate statutory trust under the Delaware Trust Statute, and each reference to the term “Trust” in such Articles shall be deemed to be a reference to each Fund separately to the extent necessary to give effect to the foregoing intent, as the context may require. The use of the terms “Trust”, “Fund” or “series” in this Trust Agreement shall in no event alter the intent of the parties hereto that the Trust receive the full benefit of the limitation on interseries liability as set forth in Section 3804 of the Delaware Trust Statute.

~~CI-9431113 v2~~

ARTICLE II

THE TRUSTEE

SECTION 2.1 Term; Resignation.

(a) Wilmington Trust Company has been appointed and hereby agrees to serve as the Trustee of the Trust. The Trust shall have only one Trustee unless otherwise determined by the Managing Owner. The Trustee shall serve until such time as the Managing Owner removes the Trustee or the Trustee resigns and a successor Trustee is appointed by the Managing Owner in accordance with the terms of Section 2.5 hereof.

(b) The Trustee may resign at any time upon the giving of at least sixty (60) days’ advance written notice to the Trust; provided, that such resignation shall not become effective unless and until a successor Trustee shall have been appointed by the Managing Owner in accordance with Section 2.5 hereof. If the Managing Owner does not act within such sixty (60) day period, the Trustee may apply, at the expense of the Trust, to the Court of Chancery of the State of Delaware for the appointment of a successor Trustee.

SECTION 2.2 Powers.  The Trustee shall have only the rights, duties, obligations and liabilities specifically provided for herein and shall have no implied rights, duties, obligations and liabilities with respect to the business and affairs of the Trust or any Fund. The Trustee shall have the power and authority to execute and file certificates as required by the Delaware Trust Statute and to accept service of process on the Trust in the State of Delaware. The Trustee shall provide prompt notice to the Managing Owner of its performance of any of the foregoing. The Managing Owner shall reasonably keep the Trustee informed of any actions taken by the Managing Owner with respect to the Trust that would reasonably be expected to affect the rights, obligations or liabilities of the Trustee hereunder or under the Delaware Trust Statute.

SECTION 2.3 Compensation and Expenses of the Trustee.  The Trustee shall be entitled to receive from the Managing Owner or an Affiliate of the Managing Owner (including the Trust) reasonable compensation for its services hereunder as set forth in a separate fee agreement and shall be entitled to be reimbursed by the Managing Owner or an Affiliate of the Managing Owner (including the Trust) for reasonable out-of-pocket expenses incurred by it in the performance of its duties hereunder, including without limitation, the reasonable compensation, out-of-pocket expenses and disbursements of counsel and such other agents as the Trustee may employ in connection with the exercise and performance of its rights and duties hereunder.

SECTION 2.4 Indemnification.  The Trust ~~(or if the Trust has insufficient assets, the Managing Owner)~~ shall be liable for, and does

~~CI-9431113 v2~~

hereby indemnify, protect, save and keep harmless the Trustee (in its capacity as Trustee and individually) and its successors, assigns, legal representatives, officers, directors, employees, agents and servants (the “Indemnified Parties”) from and against any and all liabilities, obligations, losses, damages, penalties, taxes (excluding any taxes payable by the Trustee on or measured by any compensation received by the Trustee for its services hereunder or any indemnity payments received by the Trustee pursuant to this Section 2.4), claims, actions, suits, costs, expenses or disbursements (including legal fees and expenses) of any kind and nature whatsoever (collectively, “Expenses”), which may be imposed on, incurred by or asserted against the Indemnified Parties in any way relating to or arising out of the formation, operation or termination of the Trust, the execution, delivery and performance of any other agreements to which the Trust is a party or the action or inaction of the Trustee hereunder or thereunder, except for Expenses resulting from the gross negligence or willful misconduct of the Indemnified Parties. The indemnities contained in this Section 2.4 shall survive the termination of the Trust Agreement or the removal or resignation of the Trustee.

SECTION 2.5 Successor Trustee.  Upon the resignation or removal of the Trustee, the Managing Owner shall appoint a successor Trustee by delivering a written instrument to the outgoing Trustee. Any successor Trustee must satisfy the requirements of Section 3807 of the Delaware Trust Statute. Any resignation or removal of the Trustee and appointment of a successor Trustee shall not become effective until a written acceptance of appointment is delivered by the successor Trustee to the outgoing Trustee and the Managing Owner and any fees and expenses due to the outgoing Trustee are paid. Following compliance with the preceding sentence, the successor Trustee shall become fully vested with all of the rights, powers, duties and obligations of the outgoing Trustee under this Trust Agreement, with like effect as if originally named as Trustee, and the outgoing Trustee shall be discharged of its duties and obligations under this Trust Agreement.

SECTION 2.6 Liability of Trustee.  Except as otherwise provided in this Article II, in accepting the trust created hereby, Wilmington Trust Company acts solely as Trustee hereunder and not in its individual capacity, and all Persons having any claim against Wilmington Trust Company by reason of the transactions contemplated by this Trust Agreement and any other agreement to which the Trust or any Fund is a party shall look only to the appropriate Fund Trust Estate for payment or satisfaction thereto~~; provided, however, that in no event is the foregoing intended to affect or limit the liability of the Managing Owner as set forth in Section 1.7 hereof~~. The Trustee shall not be liable or accountable hereunder to the Trust or to any other Person or under any other agreement to which the Trust or any Fund is a party, except

~~CI-9431113 v2~~

for the Trustee’s own gross negligence or willful misconduct. In particular, but not by way of limitation:

(a) The Trustee shall have no liability or responsibility for the validity or sufficiency of this Trust Agreement or for the form, character, genuineness, sufficiency, value or validity of any Trust Estate;

(b) The Trustee shall not be liable for any actions taken or omitted to be taken by it in accordance with the instructions of the Managing Owner or the Liquidating Trustee;

(c) The Trustee shall not have any liability for the acts or omissions of the Managing Owner or its delegatees;

(d) The Trustee shall not be liable for its failure to supervise the performance of any obligations of the Managing Owner or its delegatees or any Participant or Commodity Broker;

(e) No provision of this Trust Agreement shall require the Trustee to act or expend or risk its own funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder if the Trustee shall have reasonable grounds for believing that such action, repayments of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

(f) Under no circumstances shall the Trustee be liable for indebtedness evidenced by or other obligations of the Trust or any Fund arising under this Trust Agreement or any other agreements to which the Trust or any Fund is a party;

(g) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Trust Agreement, or to institute, conduct or defend any litigation under this Trust Agreement or any other agreements to which the Trust or any Fund is a party, at the request, order or direction of the Managing Owner or any Unitholders unless the Managing Owner or such Unitholders have offered to Wilmington Trust Company (in its capacity as Trustee and individually) security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by Wilmington Trust Company (including, without limitation, the reasonable fees and expenses of its counsel) therein or thereby;

(h) Notwithstanding anything contained herein to the contrary, the Trustee shall not be required to take any action in any jurisdiction other than in the State of Delaware if the taking of such action will (i) require the consent or approval or authorization or order of or the giving of notice to, or the registration with or taking of any action in respect of, any state or other governmental authority or agency of any jurisdiction other than the State of Delaware, (ii) result in any fee, tax

~~CI-9431113 v2~~

or other governmental charge under the laws of any jurisdiction or any political subdivision thereof in existence as of the date hereof other than the State of Delaware becoming payable by the Trustee or (iii) subject the Trustee to personal jurisdiction, other than in the State of Delaware, for causes of action arising from personal acts unrelated to the consummation of the transactions by the Trustee, as the case may be, contemplated hereby; and

(i) To the extent that, at law or in equity, the Trustee has duties (including fiduciary duties) and liabilities relating thereto to the Trust, the Unitholders or to any other Person, the Trustee acting under this Trust Agreement shall not be liable to the Trust, the Unitholders or to any other Person for its good faith reliance on the provisions of this Trust Agreement. The provisions of this Trust Agreement, to the extent that they restrict the duties and liabilities of the Trustee otherwise existing at law or in equity are agreed by the parties hereto to replace such other duties and liabilities of the Trustee.

SECTION 2.7 Reliance; Advice of Counsel.

(a) In the absence of bad faith, the Trustee may conclusively rely upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Trust Agreement in determining the truth of the statements and the correctness of the opinions contained therein, and shall incur no liability to anyone in acting on any signature, instrument, notice, resolutions, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties and need not investigate any fact or matter pertaining to or in any such document; provided, however, that the Trustee shall have examined any certificates or opinions so as to reasonably determine compliance of the same with the requirements of this Trust Agreement. The Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

(b) In the exercise or administration of the Trust hereunder and in the performance of its duties and obligations under this Trust Agreement, the Trustee, at the expense of the Managing Owner or an Affiliate of the Managing Owner (including the Trust) (i) may act

~~CI-9431113 v2~~

directly or through its agents, attorneys, custodians or nominees pursuant to agreements entered into with any of them, and the Trustee shall not be liable for the conduct or misconduct of such agents, attorneys, custodians or nominees if such agents, attorneys, custodians or nominees shall have been selected by the Trustee with reasonable care and (ii) may consult with counsel, accountants and other skilled professionals to be selected with reasonable care by it. The Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the opinion or advice of any such counsel, accountant or other such Persons.

SECTION 2.8 Payments to the Trustee.  Any amounts paid to the Trustee pursuant to this Article shall be deemed not to be a part of any Trust Estate immediately after such payment. Any amounts owing to the Trustee under this Trust Agreement shall constitute a claim against the applicable Trust Estate.

ARTICLE III

CAPITAL CONTRIBUTIONS; CREATIONS AND ISSUANCE OF

CREATION BASKETS

SECTION 3.1 General.

(a) The Managing Owner shall have the power and authority, without Limited Owner approval, to issue Units in one or more series, or Funds, from time to time as it deems necessary or desirable. Each Fund shall be separate from all other Funds created as series of the Trust in respect of the assets and liabilities allocated to that Fund and shall represent a separate investment portfolio of the Trust. The Managing Owner shall have exclusive power without the requirement of Limited Owner approval to establish and designate such separate and distinct series, as set forth in Section 3.2, and to fix and determine the relative rights and preferences as between the Units of the Funds as to right of redemption, special and relative rights as to dividends and other distributions and on liquidation, conversion rights, and conditions under which the Funds shall have separate voting rights or no voting rights.

(b) The Managing Owner may, without Limited Owner approval, divide or subdivide Units of any Fund into two or more classes or sub-classes, Units of each such class or sub-class having such preferences and special or relative rights and privileges as the Managing Owner may determine as provided in Section 3.3. The fact that a Fund shall have been initially established and designated without any specific establishment or designation of classes or sub-classes, shall not limit the authority of the Managing Owner to divide a Fund and establish and designate separate classes or sub-classes thereof.

~~CI-9431113 v2~~

(c) The number of Fund Units authorized shall be unlimited, and the Units so authorized may be represented in part by fractional Units, calculated to four decimal places. From time to time, the Managing Owner may divide or combine the Units of any Fund or class thereof into a greater or lesser number without thereby changing the proportionate beneficial interests in the Fund or class thereof. The Managing Owner may issue Units of any Fund or class thereof for such consideration and on such terms as it may determine (or for no consideration if pursuant to a Unit dividend or split-up), all without action or approval of the Limited Owners thereof. All Units when so issued on the terms determined by the Managing Owner shall be fully paid and non-assessable. The Managing Owner may classify or reclassify any unissued Units or any Units previously issued and reacquired of any Fund or class thereof into one or more series or classes thereof that may be established and designated from time to time. The Managing Owner may hold as treasury Units, reissue for such consideration and on such terms as it may determine, or cancel, at its discretion from time to time, any Units of any Fund or class thereof reacquired by the Trust. Unless otherwise determined by the Managing Owner, treasury Units shall not be deemed cancelled. The Units of each Fund shall initially be divided into two classes: General Units and Limited Units.

(d) The Managing Owner and/or its Affiliates has made an investment of $1,000 in each Fund.

(e) Other than contemplated by Section 3.5, no certificates or other evidence of beneficial ownership of the Units will be issued.

(f) Every Unitholder, by virtue of having purchased or otherwise acquired a Unit, shall be deemed to have expressly consented and agreed to be bound by the terms of this Trust Agreement.

SECTION 3.2 Establishment of Series, or Funds, of the Trust.

(a) Without limiting the authority of the Managing Owner set forth in Section 3.2(b) to establish and designate any further series, the Managing Owner has heretofore established and designated seven initial series, or Funds, as follows:

PowerShares DB Energy Fund;

PowerShares DB Oil Fund;

PowerShares DB Precious Metals Fund;

PowerShares DB Gold Fund;

PowerShares DB Silver Fund;

PowerShares DB Base Metals Fund; and

PowerShares DB Agriculture Fund.

The provisions of this Article III shall be applicable to the above-designated Funds and any further Fund that may from time to time be

~~CI-9431113 v2~~

established and designated by the Managing Owner as provided in Section 3.2(b); provided, however, that such provisions may be amended, varied or abrogated by the Managing Owner with respect to any Fund created after the initial formation of the Trust in the written instrument creating such Fund.

(b) The establishment and designation of any series, or Funds, other than those set forth above shall be effective upon the execution by the Managing Owner of an instrument setting forth such establishment and designation and the relative rights and preferences of such series, or Funds, or as otherwise provided in such instrument. At any time that there are no Units outstanding of any particular series previously established and designated, the Managing Owner may by an instrument executed by it abolish that series and the establishment and designation thereof. Each instrument referred to in this Section shall have the status of an amendment to this Trust Agreement.

SECTION 3.3 Establishment of Classes and Sub-Classes.  The division of any series, or Funds, into two or more classes or sub-classes and the establishment and designation of such classes or sub-classes shall be effective upon the execution by the Managing Owner of an instrument setting forth such division, and the establishment, designation, and relative rights and preferences of such classes, or as otherwise provided in such instrument. The relative rights and preferences of the classes or sub-classes of any series may differ in such respects as the Managing Owner may determine to be appropriate, provided that such differences are set forth in the aforementioned instrument. At any time that there are no Units outstanding of any particular class or sub-class previously established and designated, the Managing Owner may by an instrument executed by it abolish that class or sub-class and the establishment and designation thereof. Each instrument referred to in this paragraph shall have the status of an amendment to this Trust Agreement.

SECTION 3.4 Offer of Limited Units, Procedures for Creation and Issuance of Creation Baskets.

(a) General.  The following procedures, as supplemented by the more detailed procedures specified in the Exhibits, annexes, attachments and procedures, as applicable to the Participant Agreement for each Fund, which may be amended from time to time in accordance with the provisions of the Participant Agreement (and any such amendment will not constitute an amendment of this Trust Agreement), will govern the Trust with respect to the creation and issuance of Creation Baskets. Subject to the limitations upon and requirements for issuance of Creation Baskets stated herein and in such procedures, the number of Creation Baskets which may be issued by each Fund is unlimited.

~~CI-9431113 v2~~

(i) On any Business Day, each Participant may submit to the Managing Owner a purchase order and subscription agreement to subscribe for and agree to purchase one or more Creation Baskets for the applicable Fund (such request by a Participant, a “Purchase Order Subscription Agreement”) in the manner provided in the Participant Agreement. Purchase Order Subscription Agreements must be received by the Order Cut-Off Time on a Business Day (the “Purchase Order Subscription Date”). The Managing Owner will process Purchase Order Subscription Agreements only from Participants with respect to which a Participant Agreement for the Fund is in full force and effect. The Managing Owner will maintain and make available at the Trust’s principal offices during normal business hours a current list of the Participants for each Fund with respect to which a Participant Agreement is in full force and effect. The Managing Owner will deliver (or cause to be delivered) a copy of the Prospectus to each Fund Participant prior to its execution and delivery of the applicable Participant Agreement and prior to accepting any Purchase Order Subscription Agreement.

(ii) Any Purchase Order Subscription Agreement is subject to rejection by the Managing Owner pursuant to Section 3.4(c).

(iii) After accepting a Fund Participant’s Purchase Order Subscription Agreement, the Managing Owner will issue and deliver Creation Baskets to fill such Fund Participant’s Purchase Order Subscription Agreement within three Business Days immediately following the Purchase Order Subscription Date, but only if by such time as provided in the Participant Agreement the Managing Owner has received (A) for its own account, the Transaction Fee, and (B) for the account of the applicable Fund the Creation Basket Capital Contribution due from the Fund Participant submitting the Purchase Order Subscription Agreement for the Fund.

(b) Deposit with the Depository.  Upon issuing a Creation Basket for any Fund pursuant to a Purchase Order Subscription Agreement, the Managing Owner will cause the Trust to deposit the Creation Basket with the Depository in accordance with the Depository’s customary procedures, for credit to the account of the Fund Participant that submitted the Purchase Order Subscription Agreement.

(c) Rejection.  For each Fund, the Managing Owner shall have the absolute right, but shall have no obligation, to reject any Purchase Order Subscription Agreement or Creation Basket Capital Contribution: (i) determined by the Managing Owner not to be in proper form; (ii) that the Managing Owner has determined would have adverse tax consequences to the Trust, any Fund or to any Limited

~~CI-9431113 v2~~

Owners; (iii) the acceptance or receipt of which would, in the opinion of counsel to the Managing Owner, be unlawful; or (iv) if circumstances outside the control of the Managing Owner make it for all practical purposes not feasible to process creations of Creation Baskets. The Managing Owner shall not be liable to any person by reason of the rejection of any Purchase Order Subscription Agreement or Creation Basket Capital Contribution.

(d) Transaction Fee.  For each Fund, a non-refundable transaction fee will be payable by a Fund Participant to the Managing Owner for its own account in connection with each Purchase Order Subscription Agreement pursuant to this Section and in connection with each Redemption Order of such Participant pursuant to Section 7.1 (each a “Transaction Fee”). The Transaction Fee charged in connection with each such creation and redemption shall be initially $500, but may be changed as provided below. Even though a single Purchase Order Subscription Agreement or Redemption Order may relate to multiple Creation Baskets, only a single Transaction Fee will be due for each Purchase Order or Redemption Order for a Fund. The Transaction Fee may subsequently be waived, modified, reduced, increased or otherwise changed by the Managing Owner, but will not in any event exceed 0.10 % of the Net Asset Value Per Basket of a Fund at the time of creation of a Creation Basket or redemption of a Redemption Basket, as the case may be. The Managing Owner shall notify the Depository of any agreement to change the Transaction Fee and shall not implement any increase for redemptions of outstanding Units until 30 days after the date of that notice. The amount of the Transaction Fee in effect at any given time shall be made available by the Trustee upon request.

(e) Global Certificate Only.  Certificates for Creation Baskets will not be issued, other than the applicable Global Security issued to the Depository. So long as the Depository Agreement is in effect, Creation Baskets will be issued and redeemed and Limited Units will be transferable solely through the book-entry systems of the Depository and the DTC Participants and their Indirect Participants as more fully described in Section 3.5. The Depository may determine to discontinue providing its service with respect to Creation Baskets and Limited Units by giving notice to the Managing Owner pursuant to and in conformity with the provisions of the Depository Agreement and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Managing Owner shall take action either to find a replacement for the Depository to perform its functions at a comparable cost and on terms acceptable to the Managing Owner or, if such a replacement is unavailable, to terminate the Trust or the Funds, as applicable.

~~CI-9431113 v2~~

SECTION 3.5 Book-Entry-Only System, Fund Global Securities.

(a) Global Security.  The Trust and the Managing Owner will enter into the Depository Agreement pursuant to which the Depository will act as securities depository for Limited Units of each Fund. Limited Units of each Fund will be represented by a Global Security (which may consist of one or more certificates as required by the Depository), which will be registered, as the Depository shall direct, in the name of Cede & Co., as nominee for the Depository and deposited with, or on behalf of, the Depository. No other certificates evidencing Limited Units will be issued. The Global Security for each Fund shall be in the form attached hereto as Exhibit C or described therein and shall represent such Limited Units as shall be specified therein, and may provide that it shall represent the aggregate amount of outstanding Limited Units of a Fund from time to time endorsed thereon and that the aggregate amount of outstanding Limited Units represented thereby may from time to time be increased or decreased to reflect creations or redemptions of Baskets. Any endorsement of a Global Security to reflect the amount, or any increase or decrease in the amount, of outstanding Limited Units represented thereby shall be made in such manner and upon instructions given by the Managing Owner on behalf of the Trust as specified in the Depository Agreement.

(b) Legend.  Any Global Security issued to The Depository Trust Company or its nominee shall bear a legend substantially to the following effect: “Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Trust or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is required by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.”

(c) The Depository.  The Depository has advised the Trust and the Managing Owner as follows: The Depository is a limited-purpose trust company organized under New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the U.S. Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. DTC holds and provides asset servicing for DTC’s participants (the “DTC Participants”). DTC also facilitates the post-trade settlement among

~~CI-9431113 v2~~

DTC Participants of sales and other securities transactions among the DTC Participants in deposited securities, through electronic computerized book-entry transfers and pledges between DTC Participants’ accounts. This eliminates the need for physical movement of securities certificates. DTC Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly-owned subsidiary of The Depository Trust & Clearing Corporation (“DTCC”). DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities, brokers and dealers, banks, trust companies, and clearing corporations that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

(d) Beneficial Owners.  As provided in the Depository Agreement, upon the settlement date of any creation, transfer or redemption of Limited Units of a Fund, the Depository will credit or debit, on its book-entry registration and transfer system, the number of Limited Units so created, transferred or redeemed to the accounts of the appropriate DTC Participants. The accounts to be credited and charged shall be designated by the Managing Owner on behalf of each Fund and each Participant, in the case of a creation or redemption of Baskets. Ownership of beneficial interest in Limited Units will be limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Owners of beneficial interests in Limited Units (“Beneficial Owners”) will be shown on, and the transfer of beneficial ownership by Beneficial Owners will be effected only through, in the case of DTC Participants, records maintained by the Depository and, in the case of Indirect Participants and Beneficial Owners holding through a DTC Participant or an Indirect Participant, through those records or the records of the relevant DTC Participants. Beneficial Owners are expected to receive from or through the broker or bank that maintains the account through which the Beneficial Owner has purchased or sold Limited Units a written confirmation relating to their purchase or sale of Limited Units.

(e) Reliance on Procedures.  So long as Cede & Co., as nominee of the Depository, is the registered owner of Limited Units, references herein to the registered or record owners of Limited Units shall mean Cede & Co. and shall not mean the Beneficial Owners of Limited Units. Beneficial Owners of Limited Units will not be entitled to have Limited Units registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and

~~CI-9431113 v2~~

will not be considered the record or registered holder of Limited Units under this Trust Agreement. Accordingly, to exercise any rights of a holder of Limited Units under this Trust Agreement, a Beneficial Owner must rely on the procedures of the Depository and, if such Beneficial Owner is not a DTC Participant, on the procedures of each DTC Participant or Indirect Participant through which such Beneficial Owner holds its interests. The Trust and the Managing Owner understand that under existing industry practice, if the Trust or any Fund requests any action of a Beneficial Owner, or a Beneficial Owner desires to take any action that the Depository, as the record owner of all outstanding Limited Units of such Fund, is entitled to take, in the case of a Trustee request, the Depository will notify the DTC Participants regarding such request, such DTC Participants will in turn notify each Indirect Participant holding Limited Units through it, with each successive Indirect Participant continuing to notify each person holding Limited Units through it until the request has reached the Beneficial Owner, and in the case of a request or authorization to act being sought or given by a Beneficial Owner, such request or authorization is given by the Beneficial Owner and relayed back to the Trust or such Fund through each Indirect Participant and DTC Participant through which the Beneficial Owner’s interest in the Limited Units is held.

(f) Communication between the Trust and the Beneficial Owners.  As described above, the Trust and the Funds will recognize the Depository or its nominee as the owner of all Limited Units for all purposes except as expressly set forth in this Trust Agreement. Conveyance of all notices, statements and other communications to Beneficial Owners will be effected as follows. Pursuant to the Depository Agreement, the Depository is required to make available to the Funds upon request and for a fee to be charged to the Funds a listing of the Limited Unit holdings of each DTC Participant. The Trust or the Funds shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Limited Units, directly or indirectly, through such DTC Participant. The Trust or the Funds shall provide each such DTC Participant with sufficient copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Funds shall pay to each such DTC Participant an amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

(g) Distributions.  Distributions on Limited Units pursuant to Section 3.8 shall be made to the Depository or its nominee, Cede & Co., as the registered owner of all Limited Units. The Trust and the Managing Owner expect that the Depository or its nominee, upon

~~CI-9431113 v2~~

receipt of any payment of distributions in respect of Limited Units, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Limited Units as shown on the records of the Depository or its nominee. The Trust and the Managing Owner also expect that payments by DTC Participants to Indirect Participants and Beneficial Owners held through such DTC Participants and Indirect Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants and Indirect Participants. None of the Trust, the Funds, the Trustee or the Managing Owner will have any responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in Limited Units, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between the Depository and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants or Indirect Participants or between or among the Depository, any Beneficial Owner and any person by or through which such Beneficial Owner is considered to own Limited Units.

(h) Limitation of Liability.  Each Global Security to be issued hereunder is executed and delivered solely on behalf of the applicable Fund by the Managing Owner, as Managing Owner, in the exercise of the powers and authority conferred and vested in it by this Trust Agreement. The representations, undertakings and agreements made on the part of the Fund in each Global Security are made and intended not as personal representations, undertakings and agreements by the Managing Owner or the Trustee, but are made and intended for the purpose of binding only the Fund. Nothing in the Global Security shall be construed as creating any liability on the Managing Owner or the Trustee, individually or personally, to fulfill any representation, undertaking or agreement other than as provided in this Trust Agreement.

(i) Successor Depository.  If a successor to The Depository Trust Company shall be employed as Depository hereunder, the Trust and the Managing Owner shall establish procedures acceptable to such successor with respect to the matters addressed in this Section 3.5.

SECTION 3.6 Assets.  All consideration received by a Fund for the issue or sale of Units together with all of the applicable Trust Estate in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets and any funds or payments

~~CI-9431113 v2~~

derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that Fund for all purposes, subject only to the rights of creditors of such Fund and except as may otherwise be required by applicable tax laws, and shall be so recorded upon the books of account of the Trust. Separate and distinct records shall be maintained for each Fund and the assets associated with a Fund shall be held and accounted for in such separate and distinct records (directly or indirectly, including through a nominee or otherwise) separately from the other assets of the Trust, or any other Fund. In the event that there is any Trust Estate, or any income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Fund, the Managing Owner shall allocate them among any one or more of the Funds established and designated from time to time in such manner and on such basis as the Managing Owner, in its sole discretion, deems fair and equitable. Each such allocation by the Managing Owner shall be conclusive and binding upon all Unitholders for all purposes.

SECTION 3.7 Liabilities of Funds.

(a) The Trust Estate belonging to each particular Fund shall be charged with the liabilities of the Trust in respect of that series and only that series; and all expenses, costs, charges, indemnities and reserves attributable to that Fund, and any general liabilities, expenses, costs, charges, indemnities or reserves of the Trust which are not readily identifiable as belonging to any particular Fund, shall be allocated and charged by the Managing Owner to and among any one or more of the series established and designated from time to time in such manner and on such basis as the Managing Owner in its sole discretion deems fair and equitable. Each allocation of liabilities, expenses, costs, charges and reserves by the Managing Owner shall be conclusive and binding upon all Unitholders for all purposes. The Managing Owner shall have full discretion, to the extent not inconsistent with applicable law, to determine which items shall be treated as income and which items as capital, and each such determination and allocation shall be conclusive and binding upon the Unitholders. Every written agreement, instrument or other undertaking made or issued by or on behalf of a particular series shall include a recitation limiting the obligation or claim represented thereby to that series and its assets.

(b) Without limitation of the foregoing provisions of this Section, but subject to the right of the Managing Owner in its discretion to allocate general liabilities, expenses, costs, charges or reserves as herein provided, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series shall be enforceable against the assets of such series only ~~and against the Managing Owner~~, and not against the assets of the Trust generally

~~CI-9431113 v2~~

or of any other series. Notice of this limitation on interseries liabilities shall be set forth in the Certificate of Trust of the Trust (whether originally or by amendment) as filed or to be filed in the Office of the Secretary of State of the State of Delaware pursuant to the Delaware Trust Statute, and upon the giving of such notice in the Certificate of Trust, the statutory provisions of Section 3804 of the Delaware Trust Statute relating to limitations on interseries liabilities (and the statutory effect under Section 3804 of setting forth such notice in the Certificate of Trust) shall become applicable to the Trust and each Fund. Every Unit, note, bond, contract, instrument, certificate or other undertaking made or issued by or on behalf of a particular series shall include a recitation limiting the obligation on Units represented thereby to that series and its assets.

~~(i) Except as set forth below, any debts, liabilities, obligations, indebtedness, expenses, interests and claims of any nature and all kinds and descriptions, if any, of the Managing Owner and the Trustee (the “Subordinated Claims”) incurred, contracted for or otherwise existing, arising from, related to or in connection with all series, any combination of series or one particular series and their respective assets (the “Applicable Series”) and the assets of the Trust shall be expressly subordinate and junior in right of payment to any and all other Claims against the Trust and any series thereof, and any of their respective assets, which may arise as a matter of law or pursuant to any contract, provided, however, that the Claims of each of the Managing Owner and the Trustee (if any) against the Applicable Series shall not be considered Subordinated Claims with respect to enforcement against and distribution and repayment from the Applicable Series, the Applicable Series’ assets and the Managing Owner and its assets; and provided further that the valid Claims of either the Managing Owner or the Trustee, if any, against the Applicable Series shall be pari passu and equal in right of repayment and distribution with all other valid Claims against the Applicable Series;~~

~~(ii) the Managing Owner and the Trustee will not take, demand or receive from any Fund or the Trust or any of their respective assets (other than the Applicable Series, the Applicable Series’ assets and the Managing Owner and its assets) any payment for the Subordinated Claims;~~

~~(iii) The Claims of each of the Managing Owner and the Trustee with respect to the Applicable Series shall only be asserted and enforceable against the Applicable Series, the Applicable Series’ assets and the Managing Owner and its assets; and such Claims shall not be asserted or enforceable for any reason whatsoever against any other series, the Trust generally, or any of their respective assets;~~

~~CI-9431113 v2~~

~~(iv) If the Claims of the Managing Owner or the Trustee against the Applicable Series or the Trust are secured in whole or in part, each of the Managing Owner and the Trustee hereby waives (under section 1111(b) of the Bankruptcy Code (11 U.S.C. § 1111(b)) any right to have any deficiency Claims (which deficiency Claims may arise in the event such security is inadequate to satisfy such Claims) treated as unsecured Claims against the Trust or any series (other than the Applicable Series), as the case may be;~~

~~(v) In furtherance of the foregoing, if and to the extent that the Managing Owner and the Trustee receive monies in connection with the Subordinated Claims from a Fund or the Trust (or their respective assets), other than the Applicable Series, the Applicable Series’ assets and the Managing Owner and its assets, the Managing Owner and the Trustee shall be deemed to hold such monies in trust and shall promptly remit such monies to the Fund or the Trust that paid such amounts for distribution by the Fund or the Trust in accordance with the terms hereof; and~~

~~(vi) The foregoing Consent shall apply at all times notwithstanding that the Claims are satisfied, and notwithstanding that the agreements in respect of such Claims are terminated, rescinded or canceled.~~

(c) Any agreement entered into by the Trust, any Fund, or the Managing Owner, on behalf of the Trust generally or any Fund, including, without limitation, the Purchase Order Subscription Agreement entered into with each Limited Owner, will include language substantially similar to the language set forth in Section 3.7(b).

SECTION 3.8 Distributions.

(a) Distributions on Units may be paid with such frequency as the Managing Owner may determine, which may be daily or otherwise, to the Unitholders, from such of the income and capital gains, accrued or realized, from each Trust Estate, after providing for actual and accrued liabilities. All distributions on Units thereof shall be distributed pro rata to the Unitholders in proportion to the total outstanding Units held by such Unitholders at the date and time of record established for the payment of such distribution and in accordance with Section 3.5(g). Such distributions may be made in cash or Units as determined by the Managing Owner or pursuant to any program that the Managing Owner may have in effect at the time for the election by each Unitholder of the mode of the making of such distribution to that Unitholder.

(b) The Units shall represent units of beneficial interest in each applicable Trust Estate. Each Unitholder shall be entitled to receive its

~~CI-9431113 v2~~

pro rata share of distributions of income and capital gains in accordance with Section 3.8(a).

SECTION 3.9 Voting Rights.  Notwithstanding any other provision hereof, on each matter submitted to a vote of the Unitholders, each Unitholder shall be entitled to a proportionate vote based upon the product of the Net Asset Value per Unit of a Fund multiplied by the number of Units, or fraction thereof, standing in its name on the books of such Fund in accordance with Section 3.5(g).

SECTION 3.10 Equality.  Except as provided herein, all Units of a Fund shall represent an equal proportionate beneficial interest in the assets of the Fund subject to the liabilities of the Fund, and each Unit shall be equal to each other Unit. The Managing Owner may from time to time divide or combine the Units into a greater or lesser number of Units without thereby changing the proportionate beneficial interest in the assets of the Funds or in any way affecting the rights of Unitholders.

ARTICLE IV

THE MANAGING OWNER

SECTION 4.1 Management of the Trust.  Pursuant to Section 3806(b)(7) of the Delaware Trust Statute, the Trust shall be managed by the Managing Owner and the conduct of the Trust’s business shall be controlled and conducted solely by the Managing Owner in accordance with this Trust Agreement. The Managing Owner may delegatee as provided herein, the duty and authority to manage the business and affairs of the Trust.

SECTION 4.2 Authority of Managing Owner.  In addition to and not in limitation of any rights and powers conferred by law or other provisions of this Trust Agreement, and except as limited, restricted or prohibited by the express provisions of this Trust Agreement or the Delaware Trust Statute, the Managing Owner shall have and may exercise on behalf of the Trust, all powers and rights necessary, proper, convenient or advisable to effectuate and carry out the purposes, business and objectives of the Trust, which shall include, without limitation, the following:

(a) To enter into, execute, deliver and maintain, and to cause the Trust to perform its obligations under, contracts, agreements and any or all other documents and instruments, and to do and perform all such things as may be in furtherance of Trust purposes or necessary or appropriate for the offer and sale of the Units and the conduct of Trust activities, including, but not limited to contracts with third parties for commodity brokerage services and/or administrative services, provided, however, that such services may be performed by an Affiliate or

~~CI-9431113 v2~~

Affiliates of the Managing Owner so long as the Managing Owner has made a good faith determination that: (i) the Affiliate which it proposes to engage to perform such services is qualified to do so (considering the prior experience of the Affiliate or the individuals employed thereby); (ii) the terms and conditions of the agreement pursuant to which such Affiliate is to perform services for the Trust are no less favorable to the Trust than could be obtained from equally-qualified unaffiliated third parties; and (iii) the maximum period covered by the agreement pursuant to which such Affiliate is to perform services for the Trust shall not exceed one year, and such agreement shall be terminable without penalty upon sixty (60) days’ prior written notice by the Trust;

(b) To establish, maintain, deposit into, sign checks and/or otherwise draw upon accounts on behalf of the Trust with appropriate banking and savings institutions, and execute and/or accept any instrument or agreement incidental to the Trust’s business and in furtherance of its purposes, any such instrument or agreement so executed or accepted by the Managing Owner in the Managing Owner’s name shall be deemed executed and accepted on behalf of the Trust by the Managing Owner;

(c) To deposit, withdraw, pay, retain and distribute each Trust Estate or any portion thereof in any manner consistent with the provisions of this Trust Agreement;

(d) To supervise the preparation and filing of the Registration Statement and supplements and amendments thereto, and the Prospectus;

(e) To pay or authorize the payment of distributions to the Unitholders and expenses of each Fund;

(f) To make any elections on behalf of the Trust or any Fund under the Code, or any other applicable U.S. federal or state tax law as the Managing Owner shall determine to be in the best interests of the Trust or any Fund; and

(g) In the sole discretion of the Managing Owner, to admit an Affiliate or Affiliates of the Managing Owner as additional Managing Owners. Notwithstanding the foregoing, the Managing Owner may not admit Affiliate(s) of the Managing Owner as an additional Managing Owner if it has received notice of its removal as a Managing Owner, pursuant to Section 8.2(d) hereof~~, or if the concurrence of at least a majority in interest (over 50%) of the outstanding Units of all Funds (not including Units owned by the Managing Owner) is not obtained~~.

~~CI-9431113 v2~~

SECTION 4.3 Obligations of the Managing Owner.  In addition to the obligations expressly provided by the Delaware Trust Statute or this Trust Agreement, the Managing Owner shall:

(a) Devote such of its time to the business and affairs of the Trust as it shall, in its discretion exercised in good faith, determine to be necessary to conduct the business and affairs of the Trust for the benefit of the Trust and the Limited Owners;

(b) Execute, file, record and/or publish all certificates, statements and other documents and do any and all other things as may be appropriate for the formation, qualification and operation of the Trust and for the conduct of its business in all appropriate jurisdictions;

(c) Retain independent public accountants to audit the accounts of the Trust;

(d) Employ attorneys to represent the Trust;

(e) Select the Trust’s or any Fund’s Trustee, transfer agent, custodian and clearing brokers, and any other service provider;

(f) Use its best efforts to maintain the status of the Trust as a “statutory trust” for state law purposes and each Fund as a “partnership” for U.S. federal income tax purposes;

(g) Monitor the brokerage fees charged to the Trust, and the services rendered by futures commission merchants to the Trust, to determine whether the fees paid by, and the services rendered to, the Trust for futures brokerage are at competitive rates and are the best price and services available under the circumstances, and if necessary, renegotiate the brokerage fee structure to obtain such rates and services for the Trust. No material change related to brokerage fees shall be made except upon sixty (60) Business Days’ prior notice to the Limited Owners, which notice shall include a description of the Limited Owners’ voting rights as set forth in Section 8.2 hereof and a description of the Limited Owners’ redemption rights as set forth in Section 7.1 hereof;

(h) Have fiduciary responsibility for the safekeeping and use of each Trust Estate, whether or not in the Managing Owner’s immediate possession or control, and the Managing Owner will not employ or permit others to employ such funds or assets (including any interest earned thereon as provided for in the Prospectus) in any manner except for the benefit of the Trust, including, among other things, the utilization of any portion of the Trust Estate as compensating balances for the exclusive benefit of the Managing Owner~~. The Managing Owner shall at all times act with integrity and good faith and exercise due diligence in all activities relating to the conduct of the business of the Trust and in resolving conflicts of interest~~;

~~CI-9431113 v2~~

(i) For each Fund, enter into a Participant Agreement with each Participant and discharge the duties and responsibilities of the Fund and the Managing Owner thereunder;

(j) For each Fund, receive from Participants and process properly submitted Purchase Order Subscription Agreements, as described in Section 3.4(a)(iii);

(k) For each Fund, in connection with Purchase Order Subscription Agreements, receive Creation Basket Capital Contributions from Participants;

(l) For each Fund, in connection with Purchase Order Subscription Agreements, deliver or cause the delivery of Creation Baskets to the Depository for the account of the Participant submitting a Purchase Order Subscription Agreement for which the Managing Owner has received the requisite Transaction Fee and the Trust has received the requisite Creation Basket Capital Contribution, as described in Section 3.4(d);

(m) For each Fund, receive from Participants and process properly submitted Redemption Orders, as described in Section 7.1(a), or as may from time to time be permitted by Section 7.2;

(n) For each Fund, in connection with Redemption Orders, receive from the redeeming Participant through the Depository, and thereupon cancel or cause to be cancelled, Limited Units corresponding to the Redemption Baskets to be redeemed as described in Section 7.1, or as may from time to time be permitted by Section 7.2;

(o) Interact with the Depository as required;

(p) Delegatee those of its duties hereunder as it shall determine from time to time to one or more Administrators or Distributors, as applicable;

(q) In its sole discretion, cause the Trust to do one or more of the following: to make, refrain from making, or once having made, to revoke, the election referred to in section 754 of the Code, and any similar election provided by state or local law, or any similar provision enacted in lieu thereof;

(r) In its sole discretion, cause the Trust to do one or more of the following: to make, refrain from making, or once having made, to revoke the election by a qualified fund under Code section 988(c)(1)(E)(iii)(V), and any similar election provided by state or local law, or any similar provision enacted in lieu thereof; and

(s) Perform such other services as the Managing Owner believes that the Trust may from time to time require.

~~CI-9431113 v2~~

SECTION 4.4 General Prohibitions.  The Trust and each Fund, as applicable, shall not:

(a) Redeem the Units other than to fund a redemption request from a Participant;

(b) Borrow money from or loan money to any Unitholder (including the Managing Owner) or other Person, except that the foregoing is not intended to prohibit (i) the deposit on margin with respect to the initiation and maintenance of Commodities positions, as applicable, or (ii) obtaining lines of credit for the trading of forward contracts; provided, however, that the Trust is prohibited from incurring any indebtedness on a non-recourse basis;

(c) Create, incur, assume or suffer to exist any lien, mortgage, pledge conditional sales or other title retention agreement, charge, security interest or encumbrance, except (i) the right and/or obligation of a Commodity Broker to close out sufficient Commodities positions of the Trust so as to restore the Trust’s account to proper margin status in the event that the Trust fails to meet a Margin Call, (ii) liens for taxes not delinquent or being contested in good faith and by appropriate proceedings and for which appropriate reserves have been established, (iii) deposits or pledges to secure obligations under workmen’s compensation, social security or similar laws or under unemployment insurance, (iv) deposits or pledges to secure contracts (other than contracts for the payment of money), leases, statutory obligations, surety and appeal bonds and other obligations of like nature arising in the ordinary course of business, or (v) mechanic’s, warehousemen’s, carrier’s, workmen’s, materialmen’s or other like liens arising in the ordinary course of business with respect to obligations which are not due or which are being contested in good faith, and for which appropriate reserves have been established if required by generally accepted accounting principles, and liens arising under ERISA;

(d) Commingle its assets with those of any other Person, except to the extent permitted under the CE Act and the regulations promulgated thereunder;

(e) Engage in Pyramiding of its Commodities positions, as applicable; provided, however, that the Managing Owner may take into account open trade equity positions in determining generally whether to require additional Commodities positions;

(f) Permit rebates to be received by the Managing Owner or any Affiliate of the Managing Owner, or permit the Managing Owner or any Affiliate of the Managing Owner to engage in any reciprocal business arrangements which would circumvent the foregoing prohibition;

~~CI-9431113 v2~~

(g) Permit the Managing Owner to share in any portion of brokerage fees related to commodity brokerage services paid with respect to commodity trading activities;

(h) Enter into any contract with the Managing Owner or an Affiliate of the Managing Owner (except for selling agreements for the sale of Units) which has a term of more than one year and which does not provide that it may be canceled by the Trust without penalty on sixty (60) days prior written notice or for the provision of goods and services, except at rates and terms at least as favorable as those which may be obtained from third parties in arm’s-length negotiations;

(i) Permit churning of its Commodity trading account(s) for the purpose of generating excess brokerage commissions;

(j) Enter into any exclusive brokerage contract;

(k) Operate the Trust or a Fund in any manner so as to contravene the requirements to preserve the limitation on interseries liability set forth in Section 3804 of the Delaware Trust Statute; or

(l) Cause the Trust or any Fund to elect to be classified as an association taxable as a corporation for U.S. federal income tax purposes.

SECTION 4.5 Liability of Covered Persons.  A Covered Person shall have no liability to the Trust, any Fund or to any Unitholder ~~or~~, other Covered Person, or other Person for any loss suffered by the Trust or any Fund which arises out of any action or inaction of such Covered Person if such Covered Person, in good faith, determined that such course of conduct was in the best interest of the Trust or the applicable Fund and such course of conduct did not constitute gross negligence or willful misconduct of such Covered Person. Subject to the foregoing, neither the Managing Owner nor any other Covered Person shall be personally liable for the return or repayment of all or any portion of the capital or profits of any Limited Owner or assignee thereof, it being expressly agreed that any such return of capital or profits made pursuant to this Trust Agreement shall be made solely from the assets of the applicable Fund without any rights of contribution from the Managing Owner or any other Covered Person. A Covered Person shall not be liable for the conduct or misconduct of any Administrator or other delegatee selected by the Managing Owner with reasonable care.

SECTION 4.6 Fiduciary Duty.

(a) To the extent that, at law or in equity, the Managing Owner has duties (including fiduciary duties) and liabilities relating thereto to the Trust, the Funds, the Unitholders or to any other Person, the Managing Owner acting under this Trust Agreement shall not be liable to the Trust, the Funds, the Unitholders or to any other Person for its

~~CI-9431113 v2~~

good faith reliance on the provisions of this Trust Agreement subject to the standard of care in Section 4.5 herein. The provisions of this Trust Agreement, to the extent that they restrict the duties and liabilities of the Managing Owner otherwise existing at law or in equity are agreed by the parties hereto to replace such other duties and liabilities of the Managing Owner. Any material changes in the Trust’s basic investment policies or structure shall occur only upon the written approval or affirmative vote of Limited Owners holding Units equal to at least a majority (over 50%) of the Net Asset Value of a Fund (excluding Units held by the Managing Owner and its Affiliates) affected by the change pursuant to Section 11.1(a) below.

(b) Unless otherwise expressly provided herein:

(i) whenever a conflict of interest exists or arises between the Managing Owner or any of its Affiliates, on the one hand, and the Trust or any Unitholder or any other Person, on the other hand; or

(ii) whenever this Trust Agreement or any other agreement contemplated herein or therein provides that the Managing Owner shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust, any Unitholder or any other Person, the Managing Owner shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Managing Owner, the resolution, action or terms so made, taken or provided by the Managing Owner shall not constitute a breach of this Trust Agreement or any other agreement contemplated herein or of any duty or obligation of the Managing Owner at law or in equity or otherwise.

(c) ~~The~~Notwithstanding anything herein to the contrary, the Managing Owner and any Affiliate of the Managing Owner may engage in or possess an interest in other profit-seeking or business ventures of any nature or description, independently or with others, whether or not such ventures are competitive with the Trust and the doctrine of corporate opportunity, or any analogous doctrine, shall not apply to the Managing Owner. ~~If~~Notwithstanding anything herein to the contrary, if the Managing Owner acquires knowledge of a potential transaction, agreement, arrangement or other matter that may be an opportunity for the Trust, it shall have no duty to communicate or offer such opportunity to the Trust, and the Managing Owner shall not be liable to the Trust or to the Unitholders for breach of any fiduciary or other duty by reason of the fact that the Managing Owner pursues or

~~CI-9431113 v2~~

acquires for, or directs such opportunity to another Person or does not communicate such opportunity or information to the Trust. Neither the Trust nor any Unitholder shall have any rights or obligations by virtue of this Trust Agreement or the trust relationship created hereby in or to such independent ventures or the income or profits or losses derived therefrom, and the pursuit of such ventures, even if competitive with the activities of the Trust, shall not be deemed wrongful or improper. Except to the extent expressly provided herein, the Managing Owner may engage or be interested in any financial or other transaction with the Trust, the Unitholders or any Affiliate of the Trust or the Unitholders.

SECTION 4.7 Indemnification of ~~the Managing Owner~~Covered Persons.

(a) ~~The Managing Owner~~Each Covered Person shall be indemnified by the Trust (or, in furtherance of Section 3.7, any Fund separately to the extent the matter in question relates to a single Fund or is otherwise disproportionate) to the fullest extent permitted by law against any losses, judgments, liabilities, expenses, and amounts paid in settlement of any claims sustained by it in connection with its activities for the Trust, ~~provided that (i) the Managing Owner was acting on behalf of or performing services for the Trust and has determined,~~except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any action, suit, or other proceeding not to have acted in good faith~~,~~ in the reasonable belief that such ~~course of conduct~~Covered Person’s action was in the best ~~interests~~interest of the Trust and ~~such~~except that no Covered Person shall be indemnified against any liability ~~or loss was not the result of~~to the Trust or to the Limited Owners by reason of willful misconduct or gross negligence~~, misconduct, or a breach of this Trust Agreement on the part of the Managing Owner and (ii) any~~ of such Covered Person. Any such indemnification will only be recoverable from the applicable Trust Estate or Trust Estates. All rights to indemnification permitted herein and payment of associated expenses shall not be affected by the dissolution or other cessation to exist of the Managing Owner, or the withdrawal, adjudication of bankruptcy or insolvency of the Managing Owner, or the filing of a voluntary or involuntary petition in bankruptcy under Title 11 of the Code by or against the Managing Owner.

~~(b) Notwithstanding the provisions of Section 4.7(a) above, the Managing Owner and any Person acting as broker-dealer for the Trust or any Fund shall not be indemnified for any losses, liabilities or expenses arising from or out of an alleged violation of U.S. federal or state securities laws unless (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations as~~

~~CI-9431113 v2~~

~~to the particular indemnitee and the court approves the indemnification of such expenses (including, without limitation, litigation costs), (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee and the court approves the indemnification of such expenses (including, without limitation, litigation costs) or (iii) a court of competent jurisdiction approves a settlement of the claims against a particular indemnitee and finds that indemnification of the settlement and related costs should be made.~~

(b) ~~(c)~~ The Trust and the Funds shall not incur the cost of that portion of any insurance which insures any party against any liability, the indemnification of which is herein prohibited.

(c) ~~(d)~~ Expenses incurred in defending a threatened or pending civil, administrative or criminal action, suit or proceeding against the Managing Owner shall be paid by the Trust in advance of the final disposition of such action, suit or proceeding, if (i) the legal action relates to the performance of duties or services by the Managing Owner on behalf of the Trust; and (ii~~) the legal action is initiated by a third party who is not a Limited Owner or the legal action is initiated by a Limited Owner and a court of competent jurisdiction specifically approves such advance; and (iii~~) the Managing Owner undertakes to repay the advanced funds with interest to the Trust in cases in which it is not entitled to indemnification under this Section 4.7.

(d) ~~(e)~~ The term “Managing Owner” as used in this Section 4.7 shall include, in addition to the Managing Owner, any other Covered Person performing services on behalf of the Trust and acting within the scope of the Managing Owner’s authority as set forth in this Trust Agreement.

(e) ~~(f)~~ In the event the Trust is made a party to any claim, dispute, demand or litigation or otherwise incurs any loss, liability, damage, cost or expense as a result of or in connection with any Limited Owner’s (or assignee’s) obligations or liabilities unrelated to Trust business, such Limited Owner (or assignees cumulatively) shall indemnify, defend, hold harmless, and reimburse the Trust for all such loss, liability, damage, cost and expense incurred, including attorneys’ and accountants’ fees.

(f) ~~(g)~~ The payment of any amount pursuant to this Section shall be subject to Section 3.7 with respect to the allocation of liabilities and other amount, as appropriate, among the Funds.

SECTION 4.8 Expenses and Limitations Thereon.

(a) (i) The Managing Owner or an Affiliate of the Managing Owner shall be responsible for the payment of all Organization and Offering Expenses as defined in Section 4.8(a)(ii).

~~CI-9431113 v2~~

(i) ~~(i)~~ Organization and Offering Expenses shall mean those expenses incurred in connection with the formation, qualification and registration of the Trust, the Funds and the Units and in offering, distributing and processing the Units under applicable U.S. federal and state law, as applicable, and any other expenses actually incurred and, directly or indirectly, related to the organization of the Trust or the continuous offering of the Units, including, but not limited to, expenses such as: (A) initial and ongoing registration fees, filing fees, escrow fees and taxes, (B) costs of preparing, printing (including typesetting), amending, supplementing, mailing and distributing the Registration Statement, the Exhibits thereto and the Prospectus during the Continuous Offering, (C) the costs of qualifying, printing (including typesetting), amending, supplementing, mailing and distributing sales materials used in connection with the offering and issuance of the Units during the Continuous Offering, (D) travel, telegraph, telephone and other expenses in connection with the offering and issuance of the Units during the Continuous Offering, and (E) accounting, auditing and legal fees (including disbursements related thereto) incurred in connection therewith. However, such Organization and Offering Expenses shall exclude any extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any permitted indemnification associated therewith) related thereto.

(b) Routine Operational, Administrative and Other Ordinary and Extraordinary Fees and Expenses.  All ongoing charges, costs and expenses of each Fund’s operation, including, but not limited to, the routine expenses associated with (i) preparation of monthly, quarterly, annual and other reports required by applicable U.S. federal and state regulatory authorities; (ii) Fund meetings and preparing, printing and mailing of proxy statements and reports to Unitholders; (iii) the payment of any distributions related to redemption of Units; (iv) routine services of the Trustee, legal counsel and independent accountants; (v) routine accounting and bookkeeping services, whether performed by an outside service provider or by Affiliates of the Managing Owner; (vi) postage and insurance; (vii) client relations and services; (viii) computer equipment and system maintenance; and (ix) required payments to any other service providers of the Trust pursuant to any applicable contract shall be billed to and/or paid by the Managing Owner. The Management Fee and extraordinary fees and expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto) shall be billed to and/or paid by the respective Funds. Each Fund shall pay all its extraordinary fees and expenses (as defined in the next sentence), if any, of such Fund generally, if any, as determined by the Managing Owner.

~~CI-9431113 v2~~

Extraordinary fees and expenses shall include, but not be limited to, fees and expenses which are non-recurring and unusual in nature, such as legal claims and liabilities and litigation costs or indemnification or other unanticipated expenses. Extraordinary fees and expenses shall also include material expenses which are not currently anticipated obligations of each Fund or of managed futures trusts in general. Routine operational, administrative and other ordinary expenses will not be deemed extraordinary fees and expenses.

(c) Brokerage Commissions and Fees.  Each Fund shall pay to the Commodity Broker all brokerage commissions, including applicable exchange fees, NFA fees, give-up fees, pit brokerage fees and other transaction related fees and expenses charged in connection with its trading activities.

(d) The Managing Owner or any Affiliate of the Managing Owner may only be reimbursed for the actual cost to the Managing Owner or such Affiliate of any expenses which it advances on behalf of a Fund for which payment a Fund is responsible. In addition, payment to the Managing Owner or such Affiliate for indirect expenses incurred in performing services for a Fund in its capacity as the managing owner of the Trust, such as salaries and fringe benefits of officers and directors, rent or depreciation, utilities and other administrative items generally falling within the category of the Managing Owner’s “overhead,” is prohibited.

(e) All general expenses of the Trust will be allocated among the Funds as determined by the Managing Owner in its sole and absolute discretion.

SECTION 4.9 Compensation to the Managing Owner.  The Managing Owner shall be entitled to compensation for its services as managing owner of each Fund as set forth in the Prospectus (the “Management Fee”).

SECTION 4.10 Other Business of Unitholders.  Except as otherwise specifically provided herein, any of the Unitholders and any shareholder, officer, director, employee or other person holding a legal or beneficial interest in an entity which is a Unitholder, may engage in or possess an interest in other business ventures of every nature and description, independently or with others, and the pursuit of such ventures, even if competitive with the business of the Trust, shall not be deemed wrongful or improper.

SECTION 4.11 Voluntary Withdrawal of the Managing Owner.  The Managing Owner may withdraw voluntarily as the Managing Owner of the Trust only upon one hundred and twenty (120) days’ prior written notice to all Limited Owners and the Trustee. If the withdrawing Managing Owner is the last remaining Managing Owner, Limited

~~CI-9431113 v2~~

Owners holding Units equal to at least a majority (over 50%) of each Fund’s aggregate Net Asset Value (excluding Units held by the Managing Owner) may vote to elect and appoint, effective as of a date on or prior to the withdrawal, a successor Managing Owner who shall carry on the business of the Trust. In the event of its removal or withdrawal, the Managing Owner shall be entitled to a redemption of its Units at their respective Net Asset Value. If the Managing Owner withdraws and a successor Managing Owner is named, the withdrawing Managing Owner shall pay all expenses as a result of its withdrawal.

SECTION 4.12 Authorization of Registration Statements.  Each Limited Owner (or any permitted assignee thereof) hereby agrees that the Trust, the Managing Owner and the Trustee are authorized to execute, deliver and perform the agreements, acts, transactions and matters contemplated hereby or described in or contemplated by the Registration Statements on behalf of the Trust without any further act, approval or vote of the Limited Owners of the Funds, notwithstanding any other provision of this Trust Agreement, the Delaware Trust Statute or any applicable law, rule or regulation.

SECTION 4.13 Litigation.  The Managing Owner is hereby authorized to prosecute, defend, settle or compromise actions or claims at law or in equity as may be necessary or proper to enforce or protect the Trust’s interests. The Managing Owner shall satisfy any judgment, decree or decision of any court, board or authority having jurisdiction or any settlement of any suit or claim prior to judgment or final decision thereon, first, out of any insurance proceeds available therefor, next, out of the Funds’ assets on a pro rata basis and, thereafter, out of the assets (to the extent that it is permitted to do so under the various other provisions of this Trust Agreement) of the Managing Owner.

ARTICLE V

TRANSFERS OF UNITS

SECTION 5.1 General Prohibition.  To the fullest extent permitted by law, a Limited Owner may not sell, assign, transfer or otherwise dispose of, or pledge, hypothecate or in any manner encumber any or all of his Units or any part of his right, title and interest in the capital or profits in any Fund except as permitted in this Article V and any act in violation of this Article V shall not be binding upon or recognized by the Trust (regardless of whether the Managing Owner shall have knowledge thereof), unless approved in writing by the Managing Owner.

SECTION 5.2 Transfer of Managing Owner’s General Units.

(a) Upon an Event of Withdrawal (as defined in Section 13.1), the Units then owned by the Managing Owner~~’s General Units~~ shall be

~~CI-9431113 v2~~

purchased by the Trust for a purchase price in cash equal to the Net Asset Value thereof. The Managing Owner will not cease to be a Managing Owner of the Trust merely upon the occurrence of its making an assignment for the benefit of creditors, filing a voluntary petition in bankruptcy, filing a petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, filing an answer or other pleading admitting or failing to contest material allegations of a petition filed against it in any proceeding of this nature or seeking, consenting to or acquiescing in the appointment of a trustee, receiver or liquidator for itself or of all or any substantial part of its properties.

(b) ~~To the full extent permitted by law, and on sixty (60) days’ prior written notice to the Limited Owners, of their right to vote thereon, if the transaction is other than with an Affiliated entity, nothing in this Trust Agreement shall be deemed to prevent the merger of~~Notwithstanding any other provisions of this Agreement to the contrary, the Managing Owner ~~with another corporation or other entity, the reorganization of the Managing Owner into or with any other corporation or other entity, the transfer of all the capital stock of the Managing Owner or the assumption of the rights, duties and liabilities of the Managing Owner by, in the case of a merger, reorganization or consolidation, the surviving corporation or other entity by operation of law or the transfer of the Managing Owner’s Units to~~shall be permitted to transfer any Units it may own to any Person, whether or not an Affiliate of the Managing Owner, and/or to appoint a successor or additional Managing Owner, whether or not an Affiliate of the Managing Owner, at any time without restriction. Without limiting the foregoing, none of the transactions referenced in the preceding sentence shall be deemed to be a voluntary withdrawal for purposes of Section 4.11 or an Event of Withdrawal or assignment of Units for purposes of Sections 5.2(a) or 5.2(c).

(c) Upon assignment of all of its Units, the Managing Owner shall not cease (x) to be a Managing Owner of the Trust, or (y) to have the power to exercise any rights or powers as a Managing Owner, ~~or (z) to have liability for the obligations of the Trust under Section 1.7 hereof, until an additional Managing Owner, who shall~~until the withdrawal of the Managing Owner and until one or more successor Managing Owners shall exist who will carry on the business of the Trust~~, has been admitted to the Trust~~.

SECTION 5.3 Transfer of Limited Units.  Beneficial Owners that are not DTC Participants may transfer Limited Units by instructing the DTC Participant or Indirect Participant holding the Limited Units for such Beneficial Owner in accordance with standard securities industry

~~CI-9431113 v2~~

practice. Beneficial Owners that are DTC Participants may transfer Limited Units by instructing the Depository in accordance with the rules of the Depository and standard securities industry practice.

ARTICLE VI

CAPITAL ACCOUNTS; ALLOCATIONS

SECTION 6.1 Capital Accounts.  The Trust shall maintain for each Unitholder (which includes beneficial owners of Units where information regarding the identity of such owner has been furnished to the Fund in accordance with section 6031(c) of the Code or any other method acceptable to the Managing Owner in its sole discretion) owning a Unit a separate Capital Account with respect to such Unit in accordance with the rules of Treasury Regulation section 1.704-1(b)(2)(iv). The initial balance of each Unitholder’s book capital account shall be the amount of its initial Capital Contribution. Such Capital Account shall be (i) increased by the amount of all Capital Contributions made with respect to the respective Unit and all items of income and gain with respect to each Fund computed and allocated to the Unitholder’s Units in accordance with this Trust Agreement and (ii) decreased by the amount of cash distributions made with respect to such Unit and all items of deduction and loss with respect to each Fund computed and allocated in accordance with this Trust Agreement.

(a) Consistent with the provisions of Treasury Regulation section 1.704-1(b)(2)(iv)(f), upon an issuance of additional Units with respect to a Fund for cash, the Capital Accounts of all Unitholders with respect to such Fund shall, immediately prior to such issuances, be adjusted (consistent with the provisions hereof) upwards or downwards to reflect any Unrealized Gain or Unrealized Loss attributable to each Fund property, as if such Unrealized Gain or Unrealized Loss had been recognized upon an actual sale of each such property, immediately prior to such issuance, and had been allocated to its Unitholders at such time pursuant to Section 6.3.

(b) In accordance with Treasury Regulation section 1.704-1(b)(2)(iv)(f), immediately prior to the distribution of cash in redemption of all or a portion of a Unitholder’s Units, the capital accounts of all Unitholders with respect to a Fund shall, immediately prior to any such distribution, be adjusted (consistent with the provisions hereof) upward or downward to reflect any Unrealized Gain or Unrealized Loss attributable to each Fund property, as if such Unrealized Gain or Unrealized Loss had been recognized upon an actual sale of each property, immediately prior to such distribution, and had been allocated to the Unitholders at such time pursuant to Section 6.3.

SECTION 6.2 Periodic Closing of Books.  Within forty-five (45) days after the end of each calendar month (or such other period as the

~~CI-9431113 v2~~

Managing Owner may determine in its sole discretion) or such shorter period as required for the final closing of the books for the taxable year, each Fund shall conduct an interim closing of the books of the Fund as of the end of the last day of that calendar month (or such other period as the Managing Owner may determine in its sole discretion). On the basis of the closing of the books for each calendar month (or such other period as the Managing Owner may determine in its sole discretions), each Fund shall determine the amount of Profit and Loss of the Fund attributable to that calendar month (or such other period as the Managing Owner may determine in its sole discretion). Fund Profits and Losses shall be determined in accordance with the accounting methods followed by the Fund for U.S. federal income tax purposes.

SECTION 6.3 Periodic Allocations.  All allocations to Unitholders of items included within a Fund’s Profits and Losses attributable to each calendar month (or such other periods as the Managing Owner may determine in its sole discretion) shall be allocated solely among the Unitholders recognized as Unitholders as of the close of the last trading day of the preceding month (or the last trading day of such other period as the Managing Owner may determine in its sole discretion) as follows:

(a) For purposes of maintaining each Fund’s Capital Accounts and in determining the rights of the Unitholders among themselves, except as otherwise provided in this Article VI, each item of income, gain, loss and deduction shall be allocated among Unitholders in accordance with their respective Percentage Interests.

~~(b) Any item of loss or deduction otherwise allocated to the Managing Owner pursuant to Section 6.3 which is in excess of such Managing Owner’s positive Adjusted Capital Account balance (following adjustment to reflect the allocation of all other items for such period) shall instead be allocated to the other Unitholders in accordance with their respective Percentage Interests to the extent such item of loss or deduction exceeds such Managing Owner’s Adjusted Capital Account balance; provided that the allocation of any such item to such other Unitholders shall only be made hereunder to the extent the allocation would not result in or increase a negative balance in the Adjusted Capital Account of such other Unitholders. If such an allocation occurs, items of income or gain that would otherwise be allocated to the Managing Owner equal to the amount of such allocated loss or deduction will be allocated to the other Unitholders in accordance with their Percentage Interests as quickly as possible.~~

(b) ~~(c)~~ If any Unitholder unexpectedly receives any adjustments, allocations or distributions described in Treasury Regulation sections 1.704-1(b)(2)(ii)(d)(4), (5) or (6), items of Fund income and gain shall

~~CI-9431113 v2~~

be specially allocated to such Unitholder in an amount and manner sufficient to eliminate a deficit in its Adjusted Capital Account created by such adjustments, allocations or distributions as quickly as possible. This Section 6.3(c) is intended to constitute a “qualified income offset” within the meaning of Treasury Regulation section 1.704-1(b)(2)(ii)(d).

(c) ~~(d)~~ Notwithstanding any other provision of this Trust Agreement, upon or prior to the issuance of additional Units, the Managing Owner shall have the sole and complete discretion, without the approval of any other Unitholder, to amend any provision of this Article VI in any manner, as is necessary, appropriate or advisable to comply with any current or future provisions of the Code or the Treasury Regulations or to implement the terms and conditions of any Units.

SECTION 6.4 Code Section 754 Adjustments.  To the extent an adjustment to the tax basis of any Fund asset pursuant to Section 743(b) or 743(c) of the Code is required, pursuant to Treasury Regulation section 1.704-1(b)(2)(iv)(m), to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such item of gain or loss shall be specially allocated to the Unitholders in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to such regulation. For purposes of computing the adjustments under section 743(b) of the Code, a Fund is authorized (but not required), in the Managing Owner’s sole and complete discretion, to adopt a convention whereby the price paid by a transferee of Units will be deemed to be the weighted average closing price of the Units of the particular Fund on the Exchange during the calendar month in which such transfer is deemed to occur pursuant to Section 5.3 without regard to the actual price paid by the transferee (or any other convention as the Managing Owner may determine in its sole and complete discretion).

SECTION 6.5 Allocation of Profit and Loss for U.S. Federal Income Tax Purposes.

(a) Except as otherwise provided, each item of income, gain, loss, deduction and credit of each Fund shall be allocated among the Unitholders in accordance with their respective Percentage Interests.

(b) In an attempt to eliminate Book-Tax Disparities attributable to Adjusted Property, items of income, gain, and loss will be allocated for federal income tax purposes among the Unitholders of each Fund as follows:

(i) Items attributable to an Adjusted Property will be allocated among the Unitholders of each Fund in a manner consistent with

~~CI-9431113 v2~~

the principles of section 704(c) of the Code to take into account the Unrealized Gain or Loss attributable to the property and the allocations thereof pursuant to Sections 6.3(a) and (b).

(ii) Any items of income, gain, loss or deduction otherwise allocable under this Section 6.5 shall be subject to allocation by the Managing Owner in a manner designed to eliminate, to the maximum extent possible, Book-Tax Disparities in an Adjusted Property otherwise resulting from the application of the ceiling limitation under section 704(c) principles to the allocations provided under this Section.

(iii) Subject to this Section 6.5(b), any items of income, gain, loss or deduction otherwise allocable to the Managing Owner pursuant to Section 6.3(a) that constitutes the tax corollary of an item of “book” income, gain, loss or deduction that has been allocated to the other Unitholders of a Fund pursuant to Section 6.3(b) shall be allocated to such other Unitholders in the same manner and to the same extent provided in this Section 6.5(b).

(iv) If any Unitholder unexpectedly receives any adjustments, allocations or distributions described in Treasury Regulation section 1.704-1(b)(2)(ii)(d), items of income and gain shall be specially allocated to such Unitholder in an amount and manner consistent with the allocations of income and gain pursuant to Section 6.3(c).

(c) The allocation of income and loss (and items thereof) for U.S. federal income tax purposes set forth in this Section 6.5 is intended to allocate taxable income and loss among Unitholders generally in the ratio and to the extent that net profit and net loss shall be allocated to such Unitholders under Section 6.3 so as to eliminate, to the extent possible, any disparity between a Unitholder’s book capital account and his tax capital account, consistent with the principles set forth in Sections 704(b) and (c)(2) of the Code.

(d) Notwithstanding this Section 6.5, if after taking into account any distributions to be made with respect to such Unit for the relevant period pursuant to Section ~~6.7~~6.8 herein, any allocation would produce a deficit in the book capital account of a Unit, the portion of such allocation that would create such a deficit shall instead be allocated pro rata to the book capital accounts of all the remaining Unitholders in such Fund (subject to the same limitation).

SECTION 6.6 Effect of Section 754 Election.  All items of income, gain, loss, deduction and credit recognized by a Fund for U.S. federal income tax purposes and allocated to Unitholders in such Fund in accordance with the provisions of this Trust Agreement shall be determined without regard to any election under section 754 of the

~~CI-9431113 v2~~

Code which may be made by such Fund; provided, however, that such allocations, once made, shall be adjusted as necessary or appropriate to take into account those adjustments permitted or required by sections 734 or 743 of the Code.

SECTION 6.7 Admissions of Unitholders; Transfers.  For purposes of this Article VI, items of each Fund’s income, gain, loss, deduction and credit attributable to a transferred Unit shall, for U.S. federal income tax purposes, be determined on an annual basis and prorated on a monthly basis (or other basis, as required or permitted by section 706 of the Code) and shall be allocated to such Unitholders who own the Units as of the close of the Exchange on the last day of the month in which the transfer is recognized by the Trust; provided that, gain or loss on the sale or other disposition of all or a substantial portion of the assets of the Trust shall be allocated to the Unitholders who own Units as of the close of the Exchange on the last day of the month in which such gain or loss is recognized for federal income tax purposes. The Managing Owner may revise, alter or otherwise modify such methods of determination and allocation as it determines necessary, to the extent permitted by section 706 of the Code and the regulations or rulings promulgated thereunder.

SECTION 6.8 Allocation of Distributions.  Initially, distributions shall be made by the Managing Owner, and the Managing Owner shall have sole discretion in determining the amount and frequency of distributions, other than redemptions, with respect to the Units; provided, however, that no distribution shall be made that violates the Delaware Trust Statute. The aggregate distributions made in a Fiscal Year (other than distributions on termination, which shall be allocated in the manner described in Article XIII) shall be allocated among the holders of record of Units in the ratio in which the number of Units held of record by each of them bears to the number of Units held of record by all of the Unitholders of such Fund as of the record date of such distribution; provided, further, however, that any distribution made in respect of a Unit shall not exceed the book capital account for such Unit.

SECTION 6.9 Liability for State and Local and Other Taxes.  In the event that the Trust or a Fund shall be separately subject to taxation by any state or local or by any foreign taxing authority, the Trust or such Fund shall be obligated to pay such taxes to such jurisdiction. In the event that the Trust or any Fund shall be required to make payments to any Federal, state or local or any foreign taxing authority in respect of any Unitholder’s allocable share of income, the amount of such taxes shall be considered a loan by the Trust or such Fund to such Unitholder, and such Unitholder shall be liable for, and shall pay to the Trust or such Fund, any taxes so required to be withheld and paid over

~~CI-9431113 v2~~

by the Trust or such Fund within ten (10) days after the Managing Owner’s request therefor. Such Unitholder shall also be liable for (and the Managing Owner shall be entitled to redeem additional Units of the foreign Unitholder as necessary to satisfy) interest on the amount of taxes paid over by the Trust or the Fund to the IRS or other taxing authority, from the date of the Managing Owner’s request for payment to the date of payment or the redemption, as the case may be, at the rate of two percent (2%) over the prime rate charged from time to time by Citibank, N.A. The amount, if any, payable by the Trust or a Fund to the Unitholder in respect of its Units so redeemed, or in respect of any other actual distribution by the Trust or any Fund to such Unitholder, shall be reduced by any obligations owed to the Trust or any Fund by the Unitholder, including, without limitation, the amount of any taxes required to be paid over by the Trust or any Fund to the IRS or other taxing authority and interest thereon as aforesaid. Amounts, if any, deducted by the Trust or any Fund from any actual distribution or redemption payment to such Unitholder shall be treated as an actual distribution to such Unitholder for all purposes of this Trust Agreement.

SECTION 6.10 Consent to Methods.  The methods set forth in this Article VI by which Distributions are made and items of Profit and Loss are allocated are hereby expressly consented to by each Unitholder as an express condition to becoming a Unitholder.

ARTICLE VII

REDEMPTIONS

SECTION 7.1 Redemption of Redemption Baskets.  The following procedures, as supplemented by the more detailed procedures specified in the attachment to the applicable Participant Agreement, which may be amended from time to time in accordance with the provisions of such Participant Agreement (and any such amendment will not constitute an amendment of this Trust Agreement), will govern the Trust and the Funds with respect to the redemption of Redemption Baskets.

(a) On any Business Day, a Participant with respect to which a Participant Agreement is in full force and effect (as reflected on the list maintained by the Managing Owner pursuant to Section 3.4(a)(i)) may redeem one or more Redemption Baskets standing to the credit of the Participant on the records of the Depository by delivering a request for redemption to the Managing Owner (such request, a “Redemption Order”) in the manner specified in the procedures specified in the attachment to the Participant Agreement, as amended from time to time in accordance with the provisions of the Participant Agreement (and any such amendment will not constitute an amendment of this Trust Agreement).

~~CI-9431113 v2~~

(b) To be effective, a Redemption Order must be submitted on a Business Day by the Order Cut-Off Time in form satisfactory to the Managing Owner (the Business Day on which the Redemption Order is so submitted, the “Redemption Order Date”). The Managing Owner shall reject any Redemption Order the fulfillment of which its counsel advises may be illegal under applicable laws and regulations, and the Managing Owner shall have no liability to any person for rejecting a Redemption Order in such circumstances.

(c) Subject to deduction of any tax or other governmental charges due thereon, the redemption distribution (“Redemption Distribution”) shall consist of cash in an amount equal to the product obtained by multiplying (i) the number of Redemption Baskets set forth in the relevant Redemption Order by (ii) the Net Asset Value Per Basket of a Fund as of the closing time of the Exchange or the last to close of the exchanges on which any of the Index Commodities is traded, whichever is later, on the Redemption Order Date.

(d) Within three Business Days immediately following the Redemption Order Date (the “Redemption Settlement Time”), if the Managing Owner’s account at the Depository has by such time as provided in the Participant Agreement, on such day been credited with the Redemption Baskets being tendered for redemption and the Managing Owner has by such time received the Transaction Fee, the Managing Owner shall deliver the Redemption Distribution through the Depository to the account of the Participant as recorded on the book entry system of the Depository. If by such Redemption Settlement Time the Managing Owner has not received from a redeeming Participant all Redemption Baskets comprising the Redemption Order, the Managing Owner will (i) settle the Redemption Order to the extent of whole Redemption Baskets received from the Participant and (ii) keep the redeeming Participant’s Redemption Order open until such time as provided in the Participant Agreement, on the first Business Day following the Redemption Settlement Date as to the balance of the Redemption Order (such balance, the “Suspended Redemption Order”). If the Redemption Basket(s) comprising the Suspended Redemption Order are credited to the Managing Owner’s account at the Depository by such time as provided in the Participant Agreement, on such following Business Day, the Redemption Distribution with respect to the Suspended Redemption Order shall be paid in the manner provided in the second preceding sentence. If by such Redemption Settlement Time the Managing Owner has not received from the redeeming Participant all Redemption Baskets comprising the Suspended Redemption Order, the Managing Owner will settle the Suspended Redemption Order to the extent of whole Redemption Baskets then received and any balance of the Suspended Redemption will be cancelled. Notwithstanding the foregoing, when and under such

~~CI-9431113 v2~~

conditions as the Managing Owner may from time to time determine, the Managing Owner shall be authorized to deliver the Redemption Distribution notwithstanding that a Redemption Basket has not been credited to the Trust’s or the applicable Fund’s account at the Depository if the Participant has collateralized its obligation to deliver the Redemption Basket on such terms as the Managing Owner may, in its sole discretion, from time to time agree.

(e) The Managing Owner may, in its discretion, suspend the right of redemption, or postpone the Redemption Settlement Date, (i) for any period during which the Exchange or any other applicable exchange is closed other than customary weekend or holiday closings, or trading is suspended or restricted; (ii) for any period during which an emergency exists as a result of which delivery, disposal or evaluation of a Fund’s assets is not reasonably practicable; or (iii) for such other period as the Managing Owner determines to be necessary for the protection of Beneficial Owners. The Managing Owner is not liable to any person or in any way for any loss or damages that may result from any such suspension or postponement.

(f) Redemption Baskets effectively redeemed pursuant to the provisions of this Section 7.1 shall be cancelled by the Trust or the applicable Fund in accordance with the Depository’s procedures.

SECTION 7.2 Other Redemption Procedures.  The Managing Owner from time to time may, but shall have no obligation to, establish procedures with respect to redemption of Limited Units in lot sizes smaller than the Redemption Basket and permitting the Redemption Distribution to be in a form, and delivered in a manner, other than that specified in Section 7.1.

ARTICLE VIII

THE LIMITED OWNERS

SECTION 8.1 No Management or Control; Limited Liability; Exercise of Rights through DTC.  The Limited Owners shall not participate in the management or control of the Trust’s or the applicable Fund’s business nor shall they transact any business for the Trust or any Fund or have the power to sign for or bind the Trust or any Fund, said power being vested solely and exclusively in the Managing Owner. Except as provided in Section 8.3 hereof, no Limited Owner shall be bound by, or be personally liable for, the expenses, liabilities or obligations of the Trust or any Fund in excess of its Capital Contribution plus its share of any Fund Trust Estate in which such Limited Owner owns a Limited Unit and profits remaining, if any. Except as provided in Section 8.3 hereof, each Limited Unit owned by a Limited Owner shall be fully paid and no assessment shall be made against any Limited Owner. No salary

~~CI-9431113 v2~~

shall be paid to any Limited Owner in its capacity as a Limited Owner, nor shall any Limited Owner have a drawing account or earn interest on its Capital Contribution. By the purchase and acceptance or other lawful delivery and acceptance of Limited Units, each Beneficial Owner shall be deemed to be a Limited Owner and beneficiary of the applicable Fund and vested with beneficial undivided interest in such Fund to the extent of the Limited Units owned beneficially by such Beneficial Owner, subject to the terms and conditions of this Trust Agreement. The rights of Beneficial Owners under this Trust Agreement must be exercised by DTC Participants, or Indirect Participants, as applicable, acting on their behalf in accordance with the rules and procedures of the Depository, as provided in Section 3.5.

SECTION 8.2 Rights and Duties.  The Limited Owners shall have the following rights, powers, privileges, duties and liabilities:

(a) The Limited Owners shall have the right to obtain from the Managing Owner information on all things affecting the Trust or the applicable Fund, provided that such is for a purpose reasonably related to the Limited Owner’s interest as a beneficial owner of the Trust or the applicable Fund, including, without limitation, such reports as are set forth in Article IX and the list of Participants contemplated by Section 3.4(a)(i). In the event that the Managing Owner neglects or refuses to produce or mail to a Limited Owner a copy of the list of Participants contemplated by Section 3.4(a)(i), the Managing Owner shall be liable to such Limited Owner for the costs, including reasonable attorney’s fees, incurred by such Limited Owner to compel the production of such information, and for any actual damages suffered by such Limited Owner as a result of such refusal or neglect; provided, however, it shall be a defense of the Managing Owner that the actual purpose of the Limited Owner’s request for such information was not reasonably related to the Limited Owner’s interest as a beneficial owner in a Fund (e.g., to secure such information in order to sell it, or to use the same for a commercial purpose unrelated to the participation of such Limited Owner in the Fund). The foregoing rights are in addition to, and do not limit, other remedies available to Limited Owners under U.S. federal or state law.

(b) The Limited Owners shall receive the share of the distributions provided for in this Trust Agreement in the manner and at the times provided for in this Trust Agreement.

(c) Except for the Limited Owners’ redemption rights set forth in Article VII hereof, the Limited Owners shall have the right to demand the return of their Capital Account only upon the dissolution and winding up of the applicable Fund or the Trust and only to the extent of funds available therefor. In no event shall a Limited Owner be entitled to demand or receive property other than cash. Except with

~~CI-9431113 v2~~

respect to class differences, no Limited Owner shall have priority over any other Limited Owner either as to the return of capital or as to profits, losses or distributions. The Limited Owner shall not have any right to bring an action for partition against the Trust or a Fund.

(d) Limited Owners holding Units representing at least a majority (over 50%) in Net Asset Value of each affected Fund (not including Units held by the Managing Owner and its Affiliates), voting separately as a class, may vote to (i) continue the Trust as provided in Section 13.1(a), (ii) remove the Managing Owner on prior written notice to the Managing Owner, (iii) elect and appoint one or more additional Managing Owners, ~~or consent to such matters as are set forth in Section 5.2(b),~~ (iv) approve a material change in the trading policies, as set forth in the Prospectus, which change shall not be effective without the prior written approval of such majority, (v) approve the termination of any agreement entered into between the Trust and the Managing Owner or any Affiliate of the Managing Owner for any reason, without penalty, on prior written notice to the Managing Owner, (vi) approve amendments to this Trust Agreement as set forth in Section 11.1 hereof, and (vii) terminate the Trust as provided in Section 13.1(e), and in the case of (ii), (iii), (iv) and (v) in each instance on 10 days’ prior written notice.

(e) Certain K-1 Unitholders representing at least a majority (over 50%) in Net Asset Value (not including Units held by the Managing Owner and its Affiliates) may vote to (i) remove the Tax Agent on prior written notice to the Managing Owner, and (ii) designate a replacement Tax Agent on prior written notice to the Managing Owner, in each instance on 10 days’ prior written notice.

Except as set forth above, the Limited Owners shall have no voting or other rights with respect to the Trust or any Fund.

SECTION 8.3 Limitation on Liability.

(a) Except as provided in Sections 4.7(f), and ~~6.2~~6.9 hereof, and as otherwise provided under Delaware law, the Limited Owners shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the general corporation law of Delaware and no Limited Owner shall be liable for claims against, or debts of the Trust or the applicable Fund in excess of its Capital Contribution and his share of the applicable Fund Trust Estate and undistributed profits, except in the event that the liability is founded upon misstatements or omissions contained in such Limited Owner’s Participant Agreement delivered in connection with his purchase of Units. In addition, and subject to the exceptions set forth in the immediately preceding sentence, the Trust or the applicable Fund shall not make a claim against a Limited Owner with respect to

~~CI-9431113 v2~~

amounts distributed to such Limited Owner or amounts received by such Limited Owner upon redemption unless, under Delaware law, such Limited Owner is liable to repay such amount.

(b) The Trust or the applicable Fund shall indemnify to the full extent permitted by law and the other provisions of this Trust Agreement, and to the extent of the applicable Fund Trust Estate, each Limited Owner ~~(excluding the Managing Owner to the extent of its ownership of any Limited Units)~~ against any claims of liability asserted against such Limited Owner solely because he is a beneficial owner of one or more Units as a Limited Owner (other than for taxes for which such Limited Owner is liable under Section 6.2 hereof).

(c) Every written note, bond, contract, instrument, certificate or undertaking made or issued by the Managing Owner shall give notice to the effect that the same was executed or made by or on behalf of the Trust or the applicable Fund and that the obligations of such instrument are not binding upon the Limited Owners individually but are binding only upon the assets and property of the applicable Fund, and no resort shall be had to the Limited Owners’ personal property for satisfaction of any obligation or claim thereunder, and appropriate references may be made to this Trust Agreement and may contain any further recital which the Managing Owner deems appropriate, but the omission thereof shall not operate to bind the Limited Owners individually or otherwise invalidate any such note, bond, contract, instrument, certificate or undertaking. Nothing contained in this Section 8.3 shall diminish the limitation on the liability of the Trust to the extent set forth in Sections 3.6 and 3.7 hereof.

ARTICLE IX

BOOKS OF ACCOUNT AND REPORTS

SECTION 9.1 Books of Account.  Proper books of account for each Fund shall be kept and shall be audited annually by an independent certified public accounting firm selected by the Managing Owner in its sole discretion, and there shall be entered therein all transactions, matters and things relating to each Fund’s business as are required by the CE Act and regulations promulgated thereunder, and all other applicable rules and regulations, and as are usually entered into books of account kept by Persons engaged in a business of like character. The books of account shall be kept at the principal office of the Trust and each Limited Owner (or any duly constituted designee of a Limited Owner) shall have, at all times during normal business hours, free access to and the right to inspect and copy the same for any purpose reasonably related to the Limited Owner’s interest as a beneficial owner of the applicable Fund, including such access as is required under CFTC

~~CI-9431113 v2~~

rules and regulations. Such books of account shall be kept, and each Fund shall report its Profits and Losses on, the accrual method of accounting for financial accounting purposes on a Fiscal Year basis as described in Article X.

SECTION 9.2 Annual Reports and Monthly Statements.

(a) Each Limited Owner shall be furnished as of the end of each month and as of the end of each Fiscal Year with (a) such reports (in such detail) as are required to be given to Limited Owners by the CFTC and the NFA subject to, as applicable, either (y) certain relief granted by the CFTC or (z) pursuant to the applicable rules and regulations of the CFTC, (b) any other reports (in such detail) required to be given to Limited Owners by any other governmental authority which has jurisdiction over the activities of the Trust and the Funds and (c) any other reports or information which the Managing Owner, in its discretion, determines to be necessary or appropriate.

(b) The Limited Owners will have access to periodic reports filed with the SEC by the Managing Owner on behalf of the Trust. The Managing Owner will file (i) the Quarterly Reports on Form 10-Q, filed for the first three quarters of each fiscal year; (ii) the Annual Reports on Form 10-K, filed at end of each fiscal year; and (iii) Current Reports on Form 8-K, which will be filed as necessary to announce material events not disclosed in either Form 10-Q or 10-K.

SECTION 9.3 Tax Information.  Appropriate tax information (adequate to enable each Limited Owner to complete and file its U.S. federal tax return) shall be delivered to each Limited Owner as soon as practicable following the end of each Fiscal Year but generally no later than March 15.

SECTION 9.4 Calculation of Net Asset Value.  Net Asset Value of a Fund shall be calculated at such times as the Managing Owner shall determine from time to time.

SECTION 9.5 Maintenance of Records.  The Managing Owner shall maintain: (a) for a period of at least six Fiscal Years all books of account required by Section 9.1 hereof; a list of the names and last known addresses of, and number of Units owned by, all Unitholders of each Fund, a copy of the Certificate of Trust and all certificates of amendment thereto, together with executed copies of any powers of attorney pursuant to which any certificate has been executed; copies of the Trust’s and Funds’ U.S. federal, state and local income tax returns and reports, if any; and (b) for a period of at least six Fiscal Years copies of any effective written Trust Agreements, Participant Agreements, including any amendments thereto, and any financial statements of the Trust and the Funds. The Managing Owner may keep and maintain the books and records of the Trust and the Funds in

~~CI-9431113 v2~~

paper, magnetic, electronic or other format as the Managing Owner may determine in its sole discretion, provided the Managing Owner uses reasonable care to prevent the loss or destruction of such records.

SECTION 9.6 Certificate of Trust.  Except as otherwise provided in the Delaware Trust Statute or this Trust Agreement, the Managing Owner shall not be required to mail a copy of any Certificate of Trust filed with the Secretary of State of the State of Delaware to each Limited Owner; however, such certificates shall be maintained at the principal office of the Trust and shall be available for inspection and copying by the Limited Owners in accordance with this Trust Agreement.

ARTICLE X

FISCAL YEAR

SECTION 10.1 Fiscal Year.  The Fiscal Year shall begin on the 1st day of January and end on the 31st day of December of each year. The first Fiscal Year of the Trust shall commence on the date of filing of the Certificate of Trust and end on the 31st day of December 2006. If, after commencement of operations, applicable tax rules require the Trust to adopt a taxable year other than the calendar year, the term “Fiscal Year” for the Trust shall mean such other taxable year as required by Code Section 706 or an alternative taxable year chosen by the Managing Owner which has been approved by the Internal Revenue Service. The Fiscal Year in which the Trust shall terminate shall end on the date of such termination.

ARTICLE XI

AMENDMENT OF TRUST AGREEMENT; MEETINGS

SECTION 11.1 Amendments to this Trust Agreement.

(a) Amendments to this Trust Agreement may be proposed by the Managing Owner or by Limited Owners holding Units equal to at least 10% of the Net Asset Value of each Fund, unless the proposed amendment affects only certain series, in which case such amendment may be proposed by Limited Owners holding Units equal to at least ten percent (10%) of Net Asset Value of each affected series. Following such proposal, the Managing Owner shall submit to the Limited Owners of each affected series a verbatim statement of any proposed amendment, and statements concerning the legality of such amendment and the effect of such amendment on the limited liability of the Limited Owners. The Managing Owner shall include in any such submission its recommendations as to the proposed amendment. The amendment shall become effective only upon the written approval or affirmative vote of Limited Owners holding Units (excluding Units held by the Managing Owner and its Affiliates) equal to at least a majority (over 50%) of the

~~CI-9431113 v2~~

Net Asset Value of all Funds (excluding Units held by the Managing Owner and its Affiliates) or, if the proposed amendment affects only certain series, of each affected series, or such higher percentage as may be required by applicable law~~, and upon receipt of an opinion of independent legal counsel to the effect that the amendment is legal, valid and binding and will not adversely affect the limitations on liability of the Limited Owners as described in Section 8.3 of this Trust Agreement~~. Notwithstanding the foregoing, where any action taken or authorized pursuant to any provision of this Trust Agreement requires the approval or affirmative vote of Limited Owners holding a greater interest in Limited Units than is required to amend this Trust Agreement under this Section 11.1, and/or the approval or affirmative vote of the Managing Owner, an amendment to such provision(s) shall be effective only upon the written approval or affirmative vote of the minimum number of Unitholders which would be required to take or authorize such action, or as may otherwise be required by applicable law~~, and upon receipt of an opinion of independent legal counsel as set forth above in this Section 11.1~~. In addition, except as otherwise provided below, reduction of the capital account of any assignee or modification of the percentage of Profits, Losses or distributions to which an assignee is entitled hereunder shall not be affected by amendment to this Trust Agreement without such assignee’s approval.

(b) Notwithstanding any provision to the contrary contained in Section 11.1(a) hereof, the Managing Owner may, without the approval of the Limited Owners, make such amendments to this Trust Agreement which (i) are necessary to add to the representations, duties or obligations of the Managing Owner or surrender any right or power granted to the Managing Owner herein, for the benefit of the Limited Owners, (ii) are necessary to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein or in the Prospectus, or to make any other provisions with respect to matters or questions arising under this Trust Agreement or the Prospectus which will not be inconsistent with the provisions of the Trust Agreement or the Prospectus, or (iii) the Managing Owner deems advisable, provided, however, that no amendment shall be adopted pursuant to this clause (iii) unless the adoption thereof (A) is not adverse to the interests of the Limited Owners; (B) is consistent with Section 4.1 hereof; (C) except as otherwise provided in Section 11.1(c) below, does not affect the allocation of Profits and Losses among the Limited Owners or between the Limited Owners and the Managing Owner; and (D) does not adversely affect the limitations on liability of the Limited Owners, as described in Article VIII hereof or the status of any Fund as a partnership for U.S. federal income tax purposes. Amendments to this ~~document which adversely affect (i)~~Trust Agreement that (i) adversely

~~CI-9431113 v2~~

affect the rights of Limited Owners, (ii) ~~the appointment of a new Managing Owner pursuant to Section 4.2(g) above, (iii)~~relate to the dissolution of the Trust pursuant to Section 13.1(f) below ~~and~~, or (~~iv~~iii)  relate to any material changes in the Trust’s or a Fund’s basic investment policies or structure shall occur only upon the written approval or affirmative vote of Limited Owners holding Units equal to at least a majority (over 50%) of the Net Asset Value of each Fund or, if not all Funds are affected, of the affected Fund or Funds (excluding Units held by the Managing Owner and its Affiliates) pursuant to Section 11.1(a) above.

(c) Notwithstanding any provision to the contrary contained in Sections 11.1(a) and (b) hereof, the Managing Owner may, without the approval of the Limited Owners, amend the provisions of this Trust Agreement if the Trust is advised at any time by the Trust’s accountants or legal counsel that the amendments made are necessary to ensure that the Funds’ status as partnerships will be respected for U.S. federal income tax purposes.

(d) Upon amendment of this Trust Agreement, the Certificate of Trust shall also be amended, if required by the Delaware Trust Statute, to reflect such change.

(e) No amendment shall be made to this Trust Agreement without the consent of the Trustee if it reasonably believes that such amendment adversely affects any of the rights, duties or liabilities of the Trustee; provided, however, that the Trustee may not withhold its consent for any action which the Limited Owners are permitted to take under Section 8.2(d) above. At the expense of the Managing Owner, the Trustee shall execute and file any amendment to the Certificate of Trust if so directed by the Managing Owner or if such amendment is required in the opinion of the Trustee.

(f) The Trustee shall be under no obligation to execute any amendment to the Trust Agreement or to any agreement to which the Trust is a party until it has received an instruction letter from the Managing Owner, in form and substance reasonably satisfactory to the Trustee (i) directing the Trustee to execute such amendment, (ii) representing and warranting to the Trustee that such execution is authorized and permitted by the terms of the Trust Agreement and (if applicable) such other agreement to which the Trust is a party and does not conflict with or violate any other agreement to which the Trust is a party and (iii) confirming that such execution and acts related thereto are covered by the indemnity provisions of the Trust Agreement in favor of the Trustee and do not adversely affect the Trustee.

~~CI-9431113 v2~~

(g) To the fullest extent permitted by law, no provision of this Trust Agreement may be amended, waived or otherwise modified orally but only by a written instrument adopted in accordance with this Section.

SECTION 11.2 Meetings of the Trust or the Funds.  Meetings of the Unitholders may be called by the Managing Owner and will be called by it upon the written request of Limited Owners holding Units equal to at least 10% of the Net Asset Value of all Funds or any Fund, as applicable. Such call for a meeting shall be deemed to have been made upon the receipt by the Managing Owner of a written request from the requisite percentage of Limited Owners. The Managing Owner shall deposit in the United States mails within fifteen (15) days after receipt of said request, written notice to all Unitholders of the applicable Fund of the meeting and the purpose of the meeting, which shall be held on a date, not less than thirty (30) nor more than sixty (60) days after the date of mailing of said notice, at a reasonable time and place. Any notice of meeting shall be accompanied by a description of the action to be taken at the meeting and an opinion of independent counsel as to the effect of such proposed action on the liability of Limited Owners for the debts of the applicable Fund. Unitholders may vote in person or by proxy at any such meeting.

SECTION 11.3 Action Without a Meeting.  Any action required or permitted to be taken by Unitholders by vote may be taken without a meeting by written consent setting forth the actions so taken. Such written consents shall be treated for all purposes as votes at a meeting. If the vote or consent of any Unitholder to any action of the Trust, any Fund or any Unitholder, as contemplated by this Trust Agreement, is solicited by the Managing Owner, the solicitation shall be effected by notice to each Unitholder given in the manner provided in Section 15.4. The vote or consent of each Unitholder so solicited shall be deemed conclusively to have been cast or granted as requested in the notice of solicitation, whether or not the notice of solicitation is actually received by that Unitholder, unless the Unitholder expresses written objection to the vote or consent by notice given in the manner provided in Section 15.4 below and actually received by the Trust within twenty (20) days after the notice of solicitation is effected. The Managing Owner and all persons dealing with the Trust shall be entitled to act in reliance on any vote or consent which is deemed cast or granted pursuant to this Section and shall be fully indemnified by the Trust in so doing. Any action taken or omitted in reliance on any such deemed vote or consent of one or more Unitholders shall not be void or voidable by reason of timely communication made by or on behalf of all or any of such Unitholders in any manner other than as expressly provided in Section 15.4.

~~CI-9431113 v2~~

ARTICLE XII

TERM

SECTION 12.1 Term.  The term for which the Trust and each Fund is to exist shall commence on the date of the filing of the Certificate of Trust, and shall be perpetual, unless terminated pursuant to the provisions of Article XIII hereof or as otherwise provided by law.

ARTICLE XIII

TERMINATION

SECTION 13.1 Events Requiring Dissolution of the Trust or any Fund.  The Trust or, as the case may be, any Fund shall dissolve at any time upon the happening of any of the following events:

(a) The filing of a certificate of dissolution or revocation of the Managing Owner’s charter (and the expiration of ninety (90) days after the date of notice to the Managing Owner of revocation without a reinstatement of its charter) or upon the withdrawal, removal, adjudication or admission of bankruptcy or insolvency of the Managing Owner (each of the foregoing events an “Event of Withdrawal”) unless (i) at the time there is at least one remaining Managing Owner and that remaining Managing Owner carries on the business of the Trust or (ii) within ninety (90) days of such Event of Withdrawal all the remaining Unitholders agree in writing to continue the business of the Trust and to select, effective as of the date of such event, one or more successor Managing Owners. If the Trust is terminated as the result of an Event of Withdrawal and a failure of all remaining Unitholders to continue the business of the Trust and to appoint a successor Managing Owner as provided in clause (a)(ii) above, within one hundred and twenty (120) days of such Event of Withdrawal, Limited Owners holding Units representing at least a majority (over 50%) of the Net Asset Value of each Fund (not including Units held by the Managing Owner and its Affiliates) may elect to continue the business of the Trust by forming a new statutory trust (the “Reconstituted Trust”) on the same terms and provisions as set forth in this Trust Agreement (whereupon the parties hereto shall execute and deliver any documents or instruments as may be necessary to reform the Trust). Any such election must also provide for the election of a Managing Owner to the Reconstituted Trust. If such an election is made, all Limited Owners of the Trust shall be bound thereby and continue as Limited Owners of the Reconstituted Trust.

(b) The occurrence of any event which would make unlawful the continued existence of the Trust or any Fund, as the case may be.

~~CI-9431113 v2~~

(c) In the event of the suspension, revocation or termination of the Managing Owner’s registration as a commodity pool operator or commodity trading advisor under the CE Act, or membership as a commodity pool operator or commodity trading advisor with the NFA (if, in either case, such registration is required under the CE Act or the rules promulgated thereunder) unless at the time there is at least one remaining Managing Owner whose registration or membership has not been suspended, revoked or terminated.

(d) The Trust or any Fund, as the case may be, becomes insolvent or bankrupt.

(e) The Limited Owners holding Units representing at least a majority (over 50%) of the Net Asset Value of all Funds (which excludes the Units of the Managing Owner) vote to dissolve the Trust, notice of which is sent to the Managing Owner not less than ninety (90) Business Days prior to the effective date of termination.

(f) The determination of the Managing Owner that a Fund’s aggregate net assets in relation to the operating expenses of such Fund make it unreasonable or imprudent to continue the business of such Fund, or, in the exercise of its reasonable discretion, the determination by the Managing Owner to dissolve the Trust because the aggregate Net Asset Value of the Trust or any Fund as of the close of business on any Business Day declines below $10 million.

(g) The Trust is required to be registered as an investment company under the Investment Company Act of 1940.

(h) DTC is unable or unwilling to continue to perform its functions, and a comparable replacement is unavailable.

The death, legal disability, bankruptcy, insolvency, dissolution, or withdrawal of any Limited Owner (as long as such Limited Owner is not the sole Limited Owner of the Trust) shall not result in the termination of the Trust or any Fund, and such Limited Owner, his estate, custodian or personal representative shall have no right to withdraw or value such Limited Owner’s Units. Each Limited Owner (and any assignee thereof) expressly agrees that in the event of his death, he waives on behalf of himself and his estate, and he directs the legal representative of his estate and any person interested therein to waive the furnishing of any inventory, accounting or appraisal of the assets of the applicable Fund and any right to an audit or examination of the books of the applicable Fund, except for such rights as are set forth in Article IX hereof relating to the books of account and reports of the applicable Fund.

SECTION 13.2 Distributions on Dissolution.  Upon the dissolution of the Trust or any Fund, the Managing Owner (or in the event there is no

~~CI-9431113 v2~~

Managing Owner, such person (the “Liquidating Trustee”) as the majority in interest of the Limited Owners may propose and approve) shall take full charge of the applicable Trust Estate. Any Liquidating Trustee so appointed shall have and may exercise, without further authorization or approval of any of the parties hereto, all of the powers conferred upon the Managing Owner under the terms of this Trust Agreement, subject to all of the applicable limitations, contractual and otherwise, upon the exercise of such powers, and provided that the Liquidating Trustee shall not have general liability for the acts, omissions, obligations and expenses of the Trust or the Funds. Thereafter, in accordance with Section 3808(e) of the Delaware Trust Statute, the business and affairs of the Trust or any Fund shall be wound up and all assets shall be liquidated as promptly as is consistent with obtaining the fair value thereof, and the proceeds therefrom shall be applied and distributed in the following order of priority: (a) to the expenses of liquidation and termination and to creditors, including Unitholders who are creditors, to the extent otherwise permitted by law, in satisfaction of liabilities of the Trust or the Funds (whether by payment or the making of reasonable provision for payment thereof) other than liabilities for distributions to Unitholders, and (b) to the Managing Owner and each Limited Owner pro rata in accordance with his positive book capital account balance, less any amount owing by such Unitholder, after giving effect to all adjustments made pursuant to Article VI and all distributions theretofore made to the Unitholders pursuant to Article VI. ~~After the distribution of all remaining assets of the Trust or any Fund, the Managing Owner will contribute to the Trust or the Fund an amount equal to the lesser of (i) the deficit balance, if any, in its book capital account, and (ii) the total Capital Contributions of the Limited Owners. Any Capital Contributions made by the Managing Owner pursuant to this Section shall be applied first to satisfy any amounts then owed by the Trust or the Fund to its creditors, and the balance, if any, shall be distributed to those Unitholders whose book capital account balances (immediately following the distribution of any liquidation proceeds) were positive, in proportion to their respective positive book capital account balances.~~

SECTION 13.3 Termination; Certificate of Cancellation.  Following the dissolution and distribution of the assets of all Funds, the Trust shall terminate and the Managing Owner or Liquidating Trustee, as the case may be, shall instruct the Trustee to execute and cause ~~such~~a certificate of cancellation of the Certificate of Trust to be filed in accordance with the Delaware Trust Statute. Notwithstanding anything to the contrary contained in this Trust Agreement, the existence of the Trust as a separate legal entity shall continue until the filing of such certificate of cancellation.

~~CI-9431113 v2~~

ARTICLE XIV

POWER OF ATTORNEY

SECTION 14.1 Power of Attorney Executed Concurrently.  Concurrently with the written acceptance and adoption of the provisions of this Trust Agreement, each Limited Owner shall execute and deliver to the Managing Owner a Power of Attorney as part of its applicable Purchase Order Subscription Agreement, or in such other form as may be prescribed by the Managing Owner. Each Limited Owner, by its execution and delivery hereof, irrevocably constitutes and appoints the Managing Owner and its officers and directors, with full power of substitution, as the true and lawful attorney-in-fact and agent for such Limited Owner with full power and authority to act in his name and on his behalf in the execution, acknowledgment, filing and publishing of Trust documents, including, but not limited to, the following:

(a) Any certificates and other instruments, including but not limited to, any applications for authority to do business and amendments thereto, which the Managing Owner deems appropriate to qualify or continue the Trust as a business or statutory trust in the jurisdictions in which the Trust may conduct business, so long as such qualifications and continuations are in accordance with the terms of this Trust Agreement or any amendment hereto, or which may be required to be filed by the Trust or the Unitholders under the laws of any jurisdiction;

(b) Any instrument which may be required to be filed by the Trust under the laws of any state or by any governmental agency, or which the Managing Owner deems advisable to file; and

(c) This Trust Agreement and any documents which may be required to effect an amendment to this Trust Agreement approved under the terms of the Trust Agreement, and the continuation of the Trust, the admission of the signer of the Power of Attorney as a Limited Owner or of others as additional or substituted Limited Owners, or the termination of the Trust, provided such continuation, admission or termination is in accordance with the terms of this Trust Agreement.

SECTION 14.2 Effect of Executing and Submitting the Purchase Order Subscription Agreement.  By executing and submitting the Purchase Order Subscription Agreement, each Limited Owner has agreed to concurrently grant the following power of attorney to the Managing Owner (the “Power of Attorney”) which:

(a) Is a special, irrevocable Power of Attorney coupled with an interest, and shall survive and not be affected by the death, disability, dissolution, liquidation, termination or incapacity of the Limited Owner;

~~CI-9431113 v2~~

(b) May be exercised by the Managing Owner for each Limited Owner by a facsimile signature of one of its officers or by a single signature of one of its officers acting as attorney-in-fact for all of them; and

(c) Shall survive the delivery of an assignment by a Limited Owner of the whole or any portion of his Limited Units; except that where the assignee thereof has been approved by the Managing Owner for admission to the Trust as a substituted Limited Owner, the Power of Attorney of the assignor shall survive the delivery of such assignment for the sole purpose of enabling the Managing Owner to execute, acknowledge and file any instrument necessary to effect such substitution.

Each Limited Owner agrees to be bound by any representations made by the Managing Owner and by any successor thereto, determined to be acting in good faith pursuant to such Power of Attorney and not constituting negligence or misconduct.

SECTION 14.3 Limitation on Power of Attorney.  The Power of Attorney concurrently granted by each Limited Owner to the Managing Owner shall not authorize the Managing Owner to act on behalf of Limited Owners in any situation in which this Trust Agreement requires the approval of Limited Owners unless such approval has been obtained as required by this Trust Agreement. In the event of any conflict between this Trust Agreement and any instruments filed by the Managing Owner or any new Managing Owner pursuant to this Power of Attorney, this Trust Agreement shall control.

ARTICLE XV

MISCELLANEOUS

SECTION 15.1 Governing Law.  The validity and construction of this Trust Agreement and all amendments hereto shall be governed by the laws of the State of Delaware, and the rights of all parties hereto and the effect of every provision hereof shall be subject to and construed according to the laws of the State of Delaware without regard to the conflict of laws provisions thereof; provided, however, that causes of action for violations of U.S. federal or state securities laws shall not be governed by this Section, and provided, further, that the parties hereto intend that the provisions hereof shall control over any contrary or limiting statutory or common law of the State of Delaware (other than the Delaware Trust Statute) and that, to the maximum extent permitted by applicable law, there shall not be applicable to the Trust, the Funds, the Trustee, the Managing Owner, the Unitholders or this Trust Agreement any provision of the laws (statutory or common) of the State of Delaware (other than the Delaware Trust Statute) pertaining to trusts which relate to or regulate in a manner inconsistent with the terms hereof: (a) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges, (b) affirmative

~~CI-9431113 v2~~

requirements to post bonds for trustees, officers, agents, or employees of a trust, (c) the necessity for obtaining court or other governmental approval concerning the acquisition, holding or disposition of real or personal property, (d) fees or other sums payable to trustees, officers, agents or employees of a trust, (e) the allocation of receipts and expenditures to income or principal, (f) restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding of trust assets, or (g) the establishment of fiduciary or other standards or responsibilities or limitations on the acts or powers of trustees or managers that are inconsistent with the limitations on liability or authorities and powers of the Trustee or the Managing Owner set forth or referenced in this Trust Agreement. Section 3540 of Title 12 of the Delaware Code shall not apply to the Trust. The Trust shall be of the type commonly called a “statutory trust,” and without limiting the provisions hereof, the Trust may exercise all powers that are ordinarily exercised by such a statutory trust under Delaware law. The Trust specifically reserves the right to exercise any of the powers or privileges afforded to statutory trusts and the absence of a specific reference herein to any such power, privilege or action shall not imply that the Trust may not exercise such power or privilege or take such actions.

SECTION 15.2 Provisions In Conflict With Law or Regulations.

(a) The provisions of this Trust Agreement are severable, and if the Managing Owner shall determine, with the advice of counsel, that any one or more of such provisions (the “Conflicting Provisions”) are in conflict with the Code, the Delaware Trust Statute or other applicable U.S. federal or state laws, the Conflicting Provisions shall be deemed never to have constituted a part of this Trust Agreement, even without any amendment of this Trust Agreement pursuant to this Trust Agreement; provided, however, that such determination by the Managing Owner shall not affect or impair any of the remaining provisions of this Trust Agreement or render invalid or improper any action taken or omitted prior to such determination. No Managing Owner or Trustee shall be liable for making or failing to make such a determination.

(b) If any provision of this Trust Agreement shall be held invalid or unenforceable in any jurisdiction, such holding shall not in any manner affect or render invalid or unenforceable such provision in any other jurisdiction or any other provision of this Trust Agreement in any jurisdiction.

SECTION 15.3 Construction.  In this Trust Agreement, unless the context otherwise requires, words used in the singular or in the plural include both the plural and singular and words denoting any gender include all genders. The title and headings of different parts are inserted for convenience and shall not affect the meaning, construction or effect of this Trust Agreement.

~~CI-9431113 v2~~

SECTION 15.4 Notices.  All notices or communications under this Trust Agreement (other than requests for redemption of Units, notices of assignment, transfer, pledge or encumbrance of Units, and reports and notices by the Managing Owner to the Limited Owners) shall be in writing and shall be effective upon personal delivery, or if sent by mail, postage prepaid, or if sent electronically, by facsimile or by overnight courier; and addressed, in each such case, to the address set forth in the books and records of the Trust or the applicable Fund or such other address as may be specified in writing, of the party to whom such notice is to be given, upon the deposit of such notice in the United States mail, upon transmission and electronic confirmation thereof or upon deposit with a representative of an overnight courier, as the case may be. Requests for redemption, notices of assignment, transfer, pledge or encumbrance of Units shall be effective upon timely receipt by the Managing Owner in writing.

SECTION 15.5 Counterparts.  This Trust Agreement may be executed in several counterparts, and all so executed shall constitute one agreement, binding on all of the parties hereto, notwithstanding that all the parties are not signatory to the original or the same counterpart.

SECTION 15.6 Binding Nature of Trust Agreement.  The terms and provisions of this Trust Agreement shall be binding upon and inure to the benefit of the heirs, custodians, executors, estates, administrators, personal representatives, successors and permitted assigns of the respective Unitholders. For purposes of determining the rights of any Unitholder or assignee hereunder, the Trust and the Managing Owner may rely upon the Trust and Fund records as to who are Unitholders and permitted assignees, and all Unitholders and assignees agree that the Trust, each Fund and the Managing Owner, in determining such rights, shall rely on such records and that Limited Owners and assignees shall be bound by such determination.

SECTION 15.7 No Legal Title to Trust Estate.  Subject to the provisions of Section 1.8 in the case of the Managing Owner, the Unitholders shall not have legal title to any part of the applicable Fund’s Trust Estate.

SECTION 15.8 Creditors.  No creditors of any Unitholders shall have any right to obtain possession of, or otherwise exercise legal or equitable remedies with respect to the applicable Fund’s Trust Estate.

SECTION 15.9 Integration.  This Trust Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.

SECTION 15.10 Goodwill; Use of Name.  No value shall be placed on the name or goodwill of the Trust or any Fund, which shall belong exclusively to ~~DB Commodity Services~~Invesco PowerShares Capital Management LLC.

~~CI-9431113 v2~~

IN WITNESS WHEREOF, the undersigned have duly executed this ~~Fourth~~Fifth Amended and Restated Declaration of Trust and Trust Agreement as of the day and year first above written.

WILMINGTON TRUST COMPANY,
as Trustee

By:	~~/s/ Joseph B. Feil~~
Name: Joseph B. Feil
Title: Vice President

~~DB COMMODITY SERVICES~~INVESCO POWERSHARES CAPITAL MANAGEMENT LLC,
as Managing Owner

By:	~~/s/ Martin Kremenstein~~
Name: ~~Martin Kremenstein~~
Title:

~~Title: Chief Executive Officer, Chief Investment Officer and Director~~

By:	~~/s/ Alex Depetris~~
Name: ~~Alex Depetris~~
Title: ~~Chief Operating Officer and Director~~

All Limited Owners now and hereafter admitted as Limited Owners of the Trust and reflected in the records maintained by the Depository, the DTC Participants or the Indirect Participants, as the case may be, as Limited Owners from time to time, pursuant to powers of attorney now and hereafter executed in favor of, and granted and delivered to, the Managing Owner by each of the Limited Owners

~~DB COMMODITY SERVICES~~INVESCO POWERSHARES CAPITAL MANAGEMENT LLC,
as attorney-in-fact

By:	~~/s/ Martin Kremenstein~~
Name: ~~Martin Kremenstein~~
Title: ~~Chief Executive Officer, Chief Investment Officer and Director~~

By:	~~/s/ Alex Depetris~~
Name: ~~Alex Depetris~~
Title: ~~Chief Operating Officer and Director~~

~~CI-9431113 v2~~

EXHIBIT A

CERTIFICATE OF TRUST

A-1

~~CI-9431113 v2~~

EXHIBIT B

DESCRIPTION OF THE INDEXES

B-1

~~CI-9431113 v2~~

EXHIBIT C

FORM OF GLOBAL CERTIFICATE1

CERTIFICATE OF BENEFICIAL INTEREST

-EVIDENCING-

ALL LIMITED UNITS

-IN-

POWERSHARES DB MULTI-SECTOR COMMODITY TRUST

WITH RESPECT TO ONE OF ITS SERIES,

POWERSHARES DB [        ] FUND

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUST WITH RESPECT TO THE FUND OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUIRED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

This is to certify that CEDE & CO. is the owner and registered holder of this Certificate evidencing the ownership of all issued and outstanding Limited Units (“Units”), each of which represents a fractional undivided unit of beneficial interest in PowerShares DB [        ] Fund (the “Fund”), established and designated as a series of PowerShares DB Multi-Sector Commodity Trust (the “Trust”), a Delaware statutory trust formed under the Delaware Statutory Trust Act (12 Del. C. § 3801 et seq.) pursuant to a Certificate of Trust, dated as of and filed in the offices of the Secretary of State of the State of Delaware on August 3, 2006, and an Amended and Restated

[1]

Forms of Global Certificates of Beneficial Interest for each of PowerShares DB Energy Fund, PowerShares DB Oil Fund, PowerShares DB Precious Metals Fund, PowerShares DB Gold Fund, PowerShares DB Silver Fund, PowerShares DB Base Metals Fund and PowerShares DB Agriculture Fund shall be, except for the names of the Funds, substantially identical to this Form of Global Certificate.

~~CI-9431113 v2~~

Declaration of Trust and Trust Agreement, dated as of ~~August 3, 2006~~[—], 20[—], by and among ~~DB Commodity Services~~Invesco PowerShares Capital Management LLC, a Delaware limited liability company, as managing owner, Wilmington Trust Company, a Delaware banking company, as trustee, and the unitholders of each series from time to time thereunder (hereinafter called the “Trust Agreement”), copies of which are available at the principal offices of the Trust.

At any given time this Certificate shall represent all limited units of beneficial interest in the Fund, which shall be the total number of Units that are outstanding at such time.

The Trust Agreement provides for the deposit of cash with the Fund from time to time and the issuance by the Trust, with respect to the Fund, of additional Creation Baskets representing the undivided units of beneficial interest in the assets of the Fund. At the request of the registered holder this Certificate may be exchanged for one or more Certificates issued to the registered holder in such denominations as the registered holder may request, provided, however, that, in the aggregate, the Certificates issued to the registered holder hereof shall represent all Units outstanding at any given time.

Each Authorized Participant hereby grants and conveys all of its rights, title and interest in and to the Fund to the extent of the undivided interest represented hereby to the registered holder of this Certificate subject to and in pursuance of the Trust Agreement, all the terms, conditions and covenants of which are incorporated herein as if fully set forth at length.

The registered holder of this Certificate is entitled at any time upon tender of this Certificate to the Fund, endorsed in blank or accompanied by all necessary instruments of assignment and transfer in proper form, at its principal office in the State of New York and, upon payment of any tax or other governmental charges, to receive at the time and in the manner provided in the Trust Agreement, such holder’s ratable portion of the assets of the Fund for each Redemption Basket tendered and evidenced by this Certificate.

The holder of this Certificate, by virtue of the purchase and acceptance hereof, assents to and shall be bound by the terms of the Trust Agreement, copies of which are on file and available for inspection at reasonable times during business hours at the principal office of the Trust, to which reference is made for all the terms, conditions and covenants thereof.

The Fund may deem and treat the person in whose name this Certificate is registered upon the books of the Fund as the owner hereof for all purposes and the Fund shall not be affected by any notice to the contrary.

~~CI-9431113 v2~~

The Trust Agreement permits, with certain exceptions as therein provided, the amendment thereof, by the Managing Owner with the consent of the Beneficial Owners holding Units (excluding Units held by the Managing Owner and its Affiliates) equal to at least a majority (over 50%) of the net asset value of the Fund and other funds established as series of the Trust or such higher percentage as may be required by applicable law~~, and upon receipt of an opinion of independent legal counsel to the effect that the amendment is legal, valid and binding and will not adversely affect the limitations on liability of the Beneficial Owners~~; provided, however that the Managing Owner may, without the approval of the Beneficial Owners, make such amendments to the Trust Agreement which (i) are necessary to add to the representations, duties or obligations of the Managing Owner or surrender any right or power granted to the Managing Owner in the Trust Agreement, for the benefit of the Beneficial Owners, (ii) are necessary to cure any ambiguity, to correct or supplement any provision in the Trust Agreement which may be inconsistent with any other provision in the Trust Agreement or in the Prospectus, or to make any other provisions with respect to matters or questions arising under the Trust Agreement or the Prospectus which will not be inconsistent with the provisions of the Trust Agreement or the Prospectus, or (iii) the Managing Owner deems advisable, provided, however, that no amendment shall be adopted pursuant to clause (iii) unless the adoption thereof (A) is not adverse to the interests of the Beneficial Owners; (B) is consistent with Managing Owner’s control of and power to conduct the business of the Trust; (C) with certain exceptions, does not affect the allocation of profits and losses among the Beneficial Owners or between the Beneficial Owners and the Managing Owner; and (D) does not adversely affect the limitations on liability of the Beneficial Owners or the status of the Fund as a partnership for U.S. federal income tax purposes. Any such consent or waiver by the holder of Units shall be conclusive and binding upon such holder of Units and upon all future holders of Units, and shall be binding upon any Units, whether evidenced by a Certificate or held in uncertificated form, issued upon the registration or transfer hereof whether or not notation of such consent or waiver is made upon this Certificate and whether or not the Units evidenced hereby are at such time in uncertificated form. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of any holders of Units.

~~In accordance with Section 3.7 of the Trust Agreement, the holder of this Certificate agrees and consents (the “Consent”) to look solely to the assets (the “Fund Assets”) of the Fund and to the Managing Owner and its assets for payment in respect of any claim against or obligation of the Fund. The Fund Assets include only those funds and other assets that are paid, held or distributed to the Trust on account of and for the benefit of the Fund, including, without limitation, funds delivered to the Trust for the purchase of Units in the Fund.~~

~~CI-9431113 v2~~

~~In furtherance of the Consent, the holder agrees that (i) any debts, liabilities, obligations, indebtedness, expenses and claims of any nature and of all kinds and descriptions (collectively, “Claims”) of the Fund incurred, contracted for or otherwise existing and (ii) the Units shall be subject to the following limitations:~~

~~(a) (i) except as set forth below, the Claims and Units (collectively, the “Subordinated Claims and Units”) shall be expressly subordinate and junior in right of payment to any and all other claims against and Units in the Trust and any series thereof, pursuant to any contract; provided, however, that the holder’s Claims (if any) against and Units shall not be considered Subordinated Claims and Units with respect to enforcement against and distribution and repayment from the Fund, the Fund Assets and the Managing Owner and its assets; and provided further that (1) the holder’s valid Claims, if any, against the Fund shall be pari passu and equal in right of repayment and distribution with all other valid Claims against the Fund and (2) the holder’s Units shall be pari passu and equal in right of repayment and distribution with all other Units in the Fund; and (ii) the holder will not take, demand, or receive from any series or the Trust or any of their respective assets (other than the Fund, the Fund Assets and the Managing Owner and its assets) any payment for the Subordinated Claims and Units;~~

~~(b) the Claims and Units of the holder shall only be asserted and enforceable against the Fund, the Fund Assets and the Managing Owner and its assets and such Claims and Units shall not be asserted or enforceable for any reason whatsoever against any other series, the Trust generally or any of their respective assets;~~

~~(c) If the Claims of the holder against the Fund or the Trust are secured in whole or in part, the holder hereby waives (under section 1111(b) of the Bankruptcy Code (11 U.S.C. § 1111(b)) any right to have any deficiency Claims (which deficiency Claims may arise in the event such security is inadequate to satisfy such Claims) treated as unsecured Claims against the Trust or any series (other than the Fund), as the case may be;~~

~~(d) in furtherance of the foregoing, if and to the extent that the holder receives monies in connection with the Subordinated Claims and Units from a series or the Trust (or their respective assets), other than the Fund, the Fund Assets and the Managing Owner and its assets, the holder shall be deemed to hold such monies in trust and shall promptly remit such monies to the series or the Trust that paid such amounts for distribution by the series or the Trust in accordance with the terms hereof; and~~

~~CI-9431113 v2~~

~~(e) the foregoing Consent shall apply at all times notwithstanding that the Claims are satisfied, the Units represented by this Certificate are sold, transferred, redeemed or in any way disposed of and notwithstanding that the agreements in respect of such Claims and Units are terminated, rescinded or canceled.~~

The Trust Agreement, and this Certificate, is executed and delivered by ~~DB Commodity Services~~Invesco PowerShares Capital Management LLC, as Managing Owner, in the exercise of the powers and authority conferred and vested in it by the Trust Agreement. The representations, undertakings and agreements made on the part of the Trust in the Trust Agreement or the Fund in this Certificate are made and intended not as personal representations, undertakings and agreements by ~~DB Commodity Services~~Invesco PowerShares Capital Management LLC but are made and intended for the purpose of binding only the Trust and the Fund. Nothing in the Trust Agreement or this Certificate shall be construed as creating any liability on ~~DB Commodity Services~~Invesco PowerShares Capital Management LLC, individually or personally, to fulfill any representation, undertaking or agreement other than as provided in the Trust Agreement or this Certificate.

This Certificate shall not become valid or binding for any purpose until properly executed by the Managing Owner pursuant to the Trust Agreement.

Terms not defined herein have the same meaning as in the Trust Agreement.

~~CI-9431113 v2~~

IN WITNESS WHEREOF, ~~DB Commodity Services~~Invesco PowerShares Capital Management LLC, as Managing Owner, has caused this Certificate to be executed in its name by the manual or facsimile signature of one of its Authorized Officers.

PowerShares DB Multi-Sector Commodity Trust, with respect to PowerShares DB Fund

~~By: DB Commodity Services~~Invesco PowerShares Capital Management LLC, as Managing Owner

By:

Authorized Officer

By:

Authorized Officer

Date: [—], ~~2006~~20[—]

~~CI-9431113 v2~~

EXHIBIT D

FORM OF PARTICIPANT AGREEMENT

D-1

~~CI-9431113 v2~~

To vote by Mail

1)   Read the Consent Solicitation Statement.

2)   Check the appropriate boxes on the voting instruction form below.

3)   Sign and date the voting instruction form.

4)   Return the voting instruction form in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
DETACH AND RETURN THIS PORTION ONLY

POWERSHARES DB BASE METALS FUND FOR HOLDERS AS OF 01/08/15

			For	Against	Abstain

1.     Approve the substitution of Invesco for DBCS as managing owner of the Trust and the Fund pursuant to the Trust Agreement and the transfer of DBCS’s General Units (as defined in the Trust Agreement) to Invesco.

			☐	☐	☐

2. Approve and adopt the amendment and restatement of the Trust Agreement as described in the Consent Solicitation Statement and set forth in Annex A.			☐	☐	☐
*NOTE* CONSENT CUT-OFF DATE: February 19, 2015

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date